                                                                   EXHIBIT 10.8

                       MOTOROLA CONFIDENTIAL PROPRIETARY




                                   IRIDIUM(R)


                              TERRESTRIAL NETWORK
                              DEVELOPMENT CONTRACT


                                    BETWEEN



                                  IRIDIUM LLC

                                      AND

                                 MOTOROLA, INC.




CONTRACT EFFECTIVE DATE: JAN 01, 1993
(CONFORMED 1/14/97 TO INCLUDE AMENDMENTS TO NO. 1 AND 2)

---------------

IRIDIUM IS A REGISTERED TRADEMARK AND SERVICE MARK OF IRIDIUM LLC.
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                       MOTOROLA CONFIDENTIAL PROPRIETARY

TABLE OF CONTENTS
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
         TITLE                                                                                           PAGE
         TABLE OF CONTENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . i
         TERRESTRIAL NETWORK DEVELOPMENT CONTRACT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         RECITALS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         ARTICLE 1.    DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         ARTICLE 2.    DESCRIPTION OF WORK  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         ARTICLE 3.    INTEROPERABILITY   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         ARTICLE 4.    DELIVERY SCHEDULE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         ARTICLE 5.    PRICE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         ARTICLE 6.    PAYMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         ARTICLE 7.    TITLE TRANSFER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         ARTICLE 8.    CHANGES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         ARTICLE 9.    IRIDIUM'S ACCESS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         ARTICLE 10.   WARRANTY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         ARTICLE 11.   INTELLECTUAL PROPERTY RIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         ARTICLE 12.   DEFAULT BY MOTOROLA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         ARTICLE 13.   DEFAULT BY IRIDIUM . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         ARTICLE 14.   LIMITATION OF LIABILITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         ARTICLE 15.   DISCLOSURE AND USE OF INFORMATION BY THE PARTIES . . . . . . . . . . . . . . . . .  10
         ARTICLE 16.   ASSOCIATE CONTRACTOR REQUIREMENTS  . . . . . . . . . . . . . . . . . . . . . . . .  11
         ARTICLE 17.   TAXES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         ARTICLE 18.   EXCUSABLE DELAYS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         ARTICLE 19.   EXPORT REGULATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         ARTICLE 20.   ASSIGNMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         ARTICLE 21.   RELATIONSHIP WITH OTHER AGREEMENTS . . . . . . . . . . . . . . . . . . . . . . . .  13
         ARTICLE 22.   NOTICES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         ARTICLE 23.   AUTHORIZED REPRESENTATIVES . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         ARTICLE 24.   EXHIBIT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         ARTICLE 25.   ORDER OF PRECEDENCE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         ARTICLE 26.   DISPUTES AND GOVERNING LAW . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         ARTICLE 27.   ENTIRE AGREEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         ARTICLE 28.   EFFECTIVE DATE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         ATTACHMENT 1  FORM OF WARRANT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


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                       MOTOROLA CONFIDENTIAL PROPRIETARY

TERRESTRIAL NETWORK DEVELOPMENT CONTRACT
--------------------------------------------------------------------------------


THIS TERRESTRIAL NETWORK DEVELOPMENT CONTRACT (hereinafter "Contract") is entered into between Motorola, Inc., acting through the Satellite Communications Division of its Space and System Technology Group (hereinafter called "Motorola"), a corporation organized under the laws of the State of Delaware with its offices located at 2501 South Price Road, Chandler, Arizona 85248-2899 and Iridium LLC (hereinafter called "Iridium"), a Delaware limited liability company with its principal office located at 1401 H Street, NW, Washington, D.C. 20005. Motorola and Iridium are hereafter sometimes individually referred to as "Party" and collectively as the "Parties."

RECITALS

      A. On June 26, 1990, Motorola formally announced that it intended to develop a global communication system that would allow communication via portable radio telephones - whether on land, at sea or in the air. The new system, known as the IRIDIUM Communications System ("System"), has at the heart of its operation a Constellation of nominally sixty-six (66) satellites in low-earth orbit working together as a digitally-switched communications network in space. The System is intended to handle both voice and data. One or more ground-based spacecraft control facilities will maintain the satellite Constellation and overall operation of the System.

      B. A key component of the System will be a network of "Gateway" surface facilities in various countries that will link the satellites with the Public Switched Telephone Network. These Gateways are expected to collect and forward, as required, customer billing information and keep track of each user's location.

      C. Other key components to the System are the Individual Subscriber Units (ISUs) and Mobile Exchange Units (MXUs).

      D. On June 14, 1991 Motorola incorporated Iridium, Inc. to become, among other things, the owner of the Space System portion of the System.

      E. A Space System Contract executed by Motorola and Iridium, as amended, became effective on July 29, 1993. It is intended to function as the mechanism whereby Motorola will sell to Iridium the Space System portion of the System.

      F. An Operations and Maintenance Contract executed by Motorola and Iridium, as amended, became effective on July 29, 1993. It is intended to function as the mechanism whereby Motorola will operate and maintain the Space System for a period of five years upon completion of the Space System Contract.

      G. Separate contracts between Motorola and other appropriate parties will provide for the production and sale of the Gateways, ISUs, MXUs and other components of the System.

      H. The Space System Contract, as amended, requires Motorola to develop and sell Gateways and to license certain intellectual property to third party manufacturers,





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                       MOTOROLA CONFIDENTIAL PROPRIETARY

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                       MOTOROLA CONFIDENTIAL PROPRIETARY

             acceptable to Motorola, the rights to use such certain intellectual property to manufacture and sell Gateways.

      I. Under the terms of this Terrestrial Network Development Contract, Iridium will receive a license to use certain intellectual property associated with the Gateway as developed by Motorola. Such intellectual property may be used by Iridium to procure the development and manufacture of Gateways from sources other than Motorola. This license is in addition to the license provided to Iridium under the Space System Contract, as amended. However, this Contract does not include a license to the Voice Encoding Algorithm which is necessary for Gateway interoperability with the Space System.

      J. In consideration of the amounts to be paid by Iridium to Motorola under the terms of this Terrestrial Network Development Contract, Motorola will be substantially reducing the base prices for the Gateway Equipment it will be offering to sell to prospective Gateway purchasers.

ARTICLE 1.  DEFINITIONS

      Capitalized terms used and not otherwise defined herein shall have the following meanings:

      A. Constellation or Space Segment: That part of the complete IRIDIUM Communications System consisting solely of the space vehicles (also referred to as spacecraft or satellites) in low-earth orbit. It does not include the System Control Segment, Gateways, ISUs, MXUs or other components necessary for complete utilization of the IRIDIUM Communications System.

      B. Gateway: The Gateways encompass the ground-based facilities constructed in accordance with the Gateway Interface Specification supporting the subscriber billing/information functions in addition to call processing operations and the connection of the IRIDIUM subscriber communications to the Public Switched Telephone Network (PSTN).

      C. Gateway Design Package: The documents being delivered hereunder which provide data usable for other Gateway design and development efforts. These documents are specified in Section 4.3 of Exhibit A of this contract.

      D. Gateway Interface Specification: The functional specification prepared by Motorola that defines the radio frequency interface, logical and physical protocols, and functionality necessary for Gateway Interoperability with the Space System. It does not include the Voice Encoding Algorithm necessary for complete interoperability with the IRIDIUM Communications System.

      E. Interoperable or interoperate: The terms "interoperable" and "interoperate" shall mean, in this Contract, that these components will be designed to function individually and collectively to provide IRIDIUM communications services, and that where necessary in such interoperation, will be interconnectable in accordance with the





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                       MOTOROLA CONFIDENTIAL PROPRIETARY

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                       MOTOROLA CONFIDENTIAL PROPRIETARY

             applicable interface specifications and the applicable specifications contained in the Space System Contract, as amended.

      F. IRIDIUM Communications System: The complete integrated satellite-based digitally-switched communication system. This term refers collectively to the Space Segment, System Control Segment, Gateways and Subscriber Unit Segment.

      G. MILESTONES: The term "Milestone" or "Milestones" refer to the specific milestones described in the Statement of Work (Exhibit
             A).

      H. Mobile Exchange Units (MXUs): The equipment designed to interconnect multiple voice or data channels to the IRIDIUM Communications System using the subscriber unit radio frequency interface to the Space System.

      I. PSTN-interconnectable: The term "PSTN-interconnectable" shall mean, in this Contract, that the Gateway's Switching Center will operate with PSTNs which use either the common industry standard international Multi-Frequency Compelled ("MFC-R2 International") or Signaling System Seven Integrated Services User Part ("SS7/ISUP") signaling and addressing protocols. For the end-to-end message signaling, the Gateway's Switching Center will use the Dual Tone Multi-Frequency ("DTMF") signaling protocols of the International Telecommunications Union (formerly CCITT).

      J. Space System: This term refers to the integrated combination of the Space Segment and System Control Segment.

      K. Space Vehicles: The terms space vehicle, satellite, or spacecraft all have the same meaning throughout this Contract and refer to the individual or multiple satellites of the Constellation.

      L. Subscriber Unit Segment: The Subscriber Unit Segment refers collectively to the individual equipment units generally referred to as Individual Subscriber Units (ISUs) to be used by subscribers and capable of initiating and receiving communications through the IRIDIUM Communications System. These may include, for example, hand-held portable units, aircraft units, marine units, portable office units, and pay phone units. As used herein, this term also includes paging units.

      M. System Control Segment (SCS): This term refers to the various ground-based sites, equipment, and facilities to manage and control the individual space vehicles of the Constellation, and the communication links of the IRIDIUM Communications System in accordance with the performance levels specified in the Space System and Operations and Maintenance Contracts. The System Control Segment is composed of a Master Control Facility (MCF), and Backup Control Facility (BCF), and associated Telemetry, Tracking and Command Facilities (TTACs).

      N. Terrestrial Network: As used herein, this term refers to the IRIDIUM Communications System's Gateways.





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                       MOTOROLA CONFIDENTIAL PROPRIETARY

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                       MOTOROLA CONFIDENTIAL PROPRIETARY

      O. Voice Encoding Algorithm: As this term is used in this Contract it refers to the algorithm used to encode and decode analog voice to and from compressed digital speech.

      P. Gateway Equipment: The hardware and software for the IRIDIUM Gateway necessary to perform the functions specified in Section
             3.1 of Exhibit A of this document.

      Q. Initial GEPAs: GEPAs for the installation of Gateway Equipment for the following IRIDIUM Investors, provided the installation of such Gateway Equipment is scheduled to occur prior to the Commercial Activation Date:

             1.    Iridium U.S., L.P.

             2.    Iridium SudAmerica

             3.    Nippon Iridium Corp.

             4. United Communication Industry Public Company Limited [Thai Satellite Telecommunications Co., Ltd.]

             5.    Pacific Communications Co., Ltd. - #1 [Taiwan]

             6.    Pacific Communications Co., Ltd. - #2 [Indonesia]

             7.    Iridium Services Deutschland and STET

             8.    Khrunichev State Research and Production Space Center

             9.    Iridium China (Hong Kong), Ltd.

             10.   Iridium India Telecom, Ltd.

             11.   Korea Mobile Telecommunications Corp.

      R. Pre-Commercial Service Warranty: The services described in Paragraph 6.0 of Exhibit A hereto.

      U. GTAC Services: The services described in Paragraph 7.0 of Exhibit A hereto.

      V. Commercial Activation Activities: The activities set forth in Paragraph 8.0 of Exhibit A hereto.

      W. Commercial Activation Date: The date of the first "Revenue Producing Communication Message," as that term is defined in the Space System Contract.

      X. GEPA: A Gateway Equipment Purchase Agreement between Motorola and a Gateway Equipment purchaser.

ARTICLE 2.  DESCRIPTION OF WORK

      A. Motorola shall design the hardware and software of the generic IRIDIUM Gateway in accordance with the Statement of Work, Exhibit A, and the Milestone Schedule contained therein.





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                       MOTOROLA CONFIDENTIAL PROPRIETARY

      B. Motorola shall deliver to Iridium, in accordance with the provisions of this Contract, the then-current Gateway Design Package, as defined herein, and the license to use the data contained therein as provided by the Article herein entitled, INTELLECTUAL PROPERTY RIGHTS.

      C. Motorola shall permit Iridium, subject to the Article herein entitled IRIDIUM'S ACCESS, opportunities to review Motorola's progress in performing the work under this Contract. Such reviews may be a part of the Milestones described in Exhibit A, hereto.

      D. Motorola shall provide the Pre-Commercial Service Warranty for Gateway Equipment systems for which Conditional Acceptance occurs, pursuant to the terms of the GEPA under which such Gateway Equipment has been purchased, prior to the Commercial Activation Date.

      E. Motorola shall provide the GTAC Services starting upon the later to occur of the commencement by Iridium of the Commercial Activation Activities or April 1, 1998, and ending on the Commercial Activation Date.

      F. Motorola shall provide the Commercial Activation Activities support as set forth in Section 8.0 of Exhibit A hereto.

ARTICLE 3.  INTEROPERABILITY

      Motorola will use its reasonable best efforts to design and develop the various ground components of the IRIDIUM Communications System, for example, Gateways, Subscriber Units and Mobile Exchange Units, to be sold by Motorola to third parties under mutually acceptable conditions such that these components will be interoperable with the IRIDIUM Space System, and, as appropriate, through the IRIDIUM Space System, and with each other, and, that, collectively, they will interoperate with the IRIDIUM Space System to, as appropriate, provide IRIDIUM communications service of the quality specified in Section 3.2 of Exhibit B of the Space System contract and Section 3.2 of the Statement of Work of this Contract, and be PSTN-interconnectable.

ARTICLE 4.  DELIVERY SCHEDULE

      Motorola shall perform the work required under Paragraphs A, B and C of
      ARTICLE 2, DESCRIPTION OR WORK, and deliver the then-current Gateway Design Package to Iridium in accordance with the Milestone Performance Schedule contained in Exhibit A hereto (as it may be amended in accordance with the terms of this Contract). Motorola shall perform the work required pursuant to Paragraphs D, E and F of ARTICLE 2, DESCRIPTION OF WORK as set forth in this Contract.

ARTICLE 5.  PRICE

      A. For performance of this Contract, exclusive of the work required pursuant to Paragraphs D, E and F of ARTICLE 2 hereof, entitled, "DESCRIPTION OF WORK",





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                       MOTOROLA CONFIDENTIAL PROPRIETARY

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                       MOTOROLA CONFIDENTIAL PROPRIETARY

             Iridium shall pay Motorola the fixed price of one hundred sixty million dollars ($160,000,000 U.S.).

      B. For performance of the work required pursuant to Paragraphs D, E and F of ARTICLE 2 hereof, entitled "DESCRIPTION OF WORK", Iridium shall either (i) transfer to Motorola five thousand five hundred forty five (5,545) warrants, in substantially the form attached hereto as Attachment 1, relating to Class 1 Interests in Iridium, or (ii) pay to Motorola the fixed price of eighteen million nine hundred thousand dollars ($18,900,000 U.S.).

ARTICLE 6.  PAYMENT

      A. The fixed price of $160,000,000 shall be paid in accordance with the Milestone schedule contained in Exhibit A, hereto.

      B. The Milestone prices specified in Exhibit A shall, in each case, be paid by Iridium to Motorola within thirty (30) calendar days following completion of each Milestone and receipt of Motorola's invoice for these payments. Payment to Motorola shall be made by cable/wire transfer to a banking institution as Motorola designates or by such other means as Motorola may designate from time to time.

      C. In the event Motorola completes a specific Milestone prior to the scheduled completion date in Exhibit A (as such dates may be adjusted pursuant to the terms of this Contract), Iridium shall not be obligated to make the payment associated with such Milestone until thirty (30) days after such scheduled completion date.

      D. Iridium shall have the right to challenge the assertion of Motorola that any Milestone has been completed in accordance with the Milestone completion Criteria by providing Motorola with written notice to such effect within twenty (20) days following receipt of Motorola's invoice. Such notice shall summarize the reasons for such challenge and Motorola shall respond thereto in writing or orally within five (5) days of receipt of such challenge. Failure to resolve any dispute between Motorola and Iridium with respect to any such challenge shall be resolved in accordance with the Article herein entitled, DISPUTES AND GOVERNING LAW. Nothing herein shall be construed to limit Iridium's rights under the Article herein entitled DEFAULT BY MOTOROLA, nor Motorola's rights under the Article herein entitled DEFAULT BY IRIDIUM.

      E. Notwithstanding Motorola's inability to demonstrate compliance with the criteria of the Statement of Work as required by Milestones 5 or 6 or 7 or 8, if, 1) Iridium chooses to use or permits others to use the Space System using the Gateway Equipment design developed hereunder after the scheduled completion date of Milestone Number 7; or, 2) if Motorola successfully performs the Acceptance Test Plan under a Gateway Equipment Purchase Agreement, the earlier of: a) the date of the first Revenue Producing Communication Message transmitted through the Space System using the Gateway Equipment design developed hereunder or any component thereof; or, b) the date of completion of a Release 2 Acceptance Test Plan under a Gateway Equipment





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                       MOTOROLA CONFIDENTIAL PROPRIETARY

             Purchase Agreement shall be deemed the date of completion and acceptance by Iridium of all items required to be delivered by Motorola under this Contract. Iridium shall pay to Motorola all remaining amounts not yet paid by Iridium to Motorola under this Contract on the date or dates payment would have been due in accordance with the Milestone Schedule contained in Exhibit A. Motorola shall, upon receipt of such payments as may be due for Milestones 9 and 10, promptly deliver to Iridium the then-current version of the Gateway Design Package and the license to use the data contained therein as provided by the Article herein entitled INTELLECTUAL PROPERTY RIGHTS.

      F. The amount to be under Paragraphs B of ARTICLE 5, PRICE shall be due and payable not later than five (5) business days after the Commercial Activation Date.

ARTICLE 7.  TITLE TRANSFER

      Title to the Gateway Design Package delivered hereunder shall not pass to Iridium. Motorola and its subcontractors shall retain title to such documents and Iridium shall only receive the limited rights to use such documents as such rights are specified in the Article herein entitled, INTELLECTUAL PROPERTY RIGHTS.

ARTICLE 8.  CHANGES

      Changes to this Contract may be made only by mutual agreement of the parties hereto. Such changes shall be evidenced by a written agreement executed by authorized representatives of both parties. No change shall be binding on either party unless and until such written document is fully executed by both parties.

ARTICLE 9.  IRIDIUM'S ACCESS

      For the purpose of observing the status of Motorola's performance of work, Motorola shall afford a limited number of Iridium's employees or designees, as approved by Motorola and subject to the Article herein entitled EXPORT REGULATIONS, access to those Contract Milestone activities specified in Exhibit A Progress Payments, Milestones and Deliverable at Motorola's and its first-tier subcontractor's facilities subject to such subcontractor's approval and on a non-interference basis. Motorola's approval of designees requested by Iridium shall not be unreasonably withheld; provided, however, that such approval may be withheld if Motorola or its first-tier subcontractor(s) have reasonable concerns as to the protection of their proprietary information or potential injury to their competitive market position(s).

ARTICLE 10.  WARRANTY

      Motorola warrants that the Gateway Design Package, as of the date it is delivered to Iridium, will contain Motorola's then-current revision of the Gateway Interface Specification and Iridium Gateway Segment Specification. Motorola agrees that, if it revises such documents during the twelve (12) month period following such delivery to Iridium to correct such





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                       MOTOROLA CONFIDENTIAL PROPRIETARY

      documents for Motorola-determined errors or omissions, that it will deliver one copy of such revised versions of such documents to Iridium. Furthermore, Motorola makes no other warranty with respect to the Gateway Design Package. THIS WARRANTY IS IN LIEU OF ALL OTHER WARRANTIES, WHETHER STATUTORY, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO A WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND ANY WARRANTIES OF DESIGN ALL OF WHICH ARE EXPRESSLY DISCLAIMED AND EXCLUDED. This Article shall not be construed or interpreted as limiting or reducing Motorola's obligations as set forth in Article 2 of this Agreement.

ARTICLE 11.  INTELLECTUAL PROPERTY RIGHTS

      A. To the extent that Motorola has the right to do so, Iridium shall have a paid-up, non-exclusive, non-transferable license with respect to the information which is contained in the Gateway Design Package as defined herein delivered to Iridium by Motorola in connection with this Contract to use, have used, make and have made for "IRIDIUM purposes" all data and inventions which are part of that information (a) which were created by employees of Motorola in the performance of this Contract or (b) which were created by employees of subcontractors to Motorola in the performance of this Contract.

      B. In addition and to the extent that Motorola has the right to do so, Iridium shall have a non-exclusive, non-transferable, royalty-bearing license (whose terms will be mutually agreed upon) with respect to any invention covered by a patent owned by Motorola or licensed to Motorola (with a right of Motorola to sublicense), which invention is directly incorporated in the Gateway Design Package delivered to Iridium by Motorola in connection with this Contract to use, have used, make and have made for "IRIDIUM purposes" any such invention, but only if and to the extent that such invention is essential for Iridium to procure Gateways from third parties. To the extent Motorola's subcontractors' have agreed to license to Motorola such patents covered by this paragraph with a right to sublicense to Iridium for the purposes covered by this paragraph, Motorola agrees to negotiate the royalties and other terms associated with such licenses directly with such subcontractors. With respect to the license of Motorola's patents covered by this paragraph, Motorola agrees that the amount of such royalty to be paid by Iridium shall be a commercially reasonable amount.

      C. "IRIDIUM purposes" means the use by Iridium in connection with the design, development, construction, establishment, operation and maintenance of the Gateways.

      D. The above licenses will become effective upon delivery of the Gateway Design Package as provided herein.

      E. If any written material furnished as part of the Gateway Design Package is copyrighted, Iridium shall have an unlimited right to make copies of such copyrighted material and to use such copies for "IRIDIUM purposes" without payment of additional





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                       MOTOROLA CONFIDENTIAL PROPRIETARY

             compensation to Motorola only to the extent that Motorola has the authority to grant such right. In the event Motorola does not have such right, Motorola will use its best reasonable efforts to obtain such rights for Iridium. In the event that the obtaining of such rights involves the payment of a fee, Iridium shall reimburse Motorola for said fee.

      F. Notwithstanding the license grants in Paragraphs A&B above, the parties agree that all data pertaining to manufacturing processes technology, semiconductor technology and terrestrial cellular networks or components, that are or may be delivered or disclosed by Motorola to Iridium in the Gateway Design Package or otherwise shall be subject to the Article herein entitled DISCLOSURE AND USE OF INFORMATION BY THE PARTIES and Iridium acquires no rights, title or interest in such intellectual property or other intellectual property associated with the design of the IRIDIUM Communications System except as may be negotiated in other license agreements between Motorola and Iridium pursuant to reasonable terms and conditions mutually acceptable to Motorola and Iridium.

ARTICLE 12.  DEFAULT BY MOTOROLA

      A. Iridium may, by written notice of default sent by registered letter to Motorola, terminate this Contract for cause upon the occurrence of any of the following circumstances:

             1. if Motorola fails to make delivery of the Gateway Design Package and complete all Milestones of this Contract within four (4) months of the scheduled completion date of the final Milestone (as may be adjusted under this Contract); or,

             2. if Motorola fails to perform any of the other material provisions of this Contract or fails to timely complete one or more of the Milestones so as to prevent completion of the final Milestone of this Contract within four (4) months of the scheduled date (as may be adjusted under this Contract), and in either of these two circumstances does not act to commence correction of such failure within a period of thirty (30) days (or such longer period as Iridium may authorize in writing) after receipt of notice from Iridium specifying such failure. Notwithstanding such default, Motorola shall be entitled to payment as provided in Article 6, Paragraph E if the conditions set forth therein are met.

      B. If this Contract is terminated as provided in this Article, Motorola shall:

             1. to the extent that it has the right to do so, deliver to Iridium the then-current version of the Gateway Design Package as of the effective date of any such termination along with the intellectual property licenses specified in the Article herein entitled INTELLECTUAL PROPERTY RIGHTS; and,

             2. be paid a percentage of the total price of this contract equal to the actual percentage of completion of the Gateway Design Package that is completed as of the effective date of such termination action; and,

                       MOTOROLA CONFIDENTIAL PROPRIETARY

                       MOTOROLA CONFIDENTIAL PROPRIETARY

             3. subject to the Article herein entitled LIMITATION OF LIABILITY, pay to Iridium all reasonable costs to have this Contract completed by another responsible contractor, to the extent such costs exceed the total amount which Iridium would have had to pay Motorola for this Contract had Motorola completed the Contract as required; provided, however, that Iridium enters into a Contract with a responsible contractor to complete the terminated effort within one (1) year of notification of termination for default.

      C. NOTWITHSTANDING ANY PROVISION IN THIS CONTRACT TO THE CONTRARY, THE REMEDIES SET FORTH IN THIS ARTICLE SHALL BE THE SOLE RECOURSE AND MOTOROLA'S TOTAL LIABILITY TO WHICH IRIDIUM IS ENTITLED IN THE EVENT OF MOTOROLA'S DEFAULT OR FOR ANY OTHER CLAIM AGAINST MOTOROLA ARISING DIRECTLY OR INDIRECTLY OUT OF THIS CONTRACT WHETHER IN CONTRACT, WARRANTY, TORT OR OTHERWISE.

      D. If, after Iridium gives Motorola notice of default, it is determined for any reason that Motorola was not in default under the provisions of this Article, or that the delay was excusable under the provisions of the Article herein entitled EXCUSABLE DELAYS, the rights and obligations of the parties shall be the same as if Iridium defaulted in the performance of its obligations under this Contract as provided by the Article herein entitled DEFAULT BY IRIDIUM.

ARTICLE 13.  DEFAULT BY IRIDIUM

      A. Motorola may, by written notice of default sent by registered letter to Iridium, terminate this Contract for cause upon the occurrence of any of the following circumstances:

             1. if Iridium fails to make timely payments as required by the Article herein entitled PAYMENT and does not make any such required payment within thirty (30) days after notice from Motorola; or,

             2. if Iridium fails to perform any other material obligation which it is required to perform pursuant to this Contract and Iridium does not act to commence correction of such failure within thirty (30) days (or such longer period that Motorola may authorize in writing) after notice of such failure is received from Motorola.

      B. If this Contract is terminated pursuant to this Article, Iridium shall, within thirty (30) days after receipt of Motorola's notice of default under this Article, pay Motorola the total price of this Contract less any payments previously made by Iridium hereunder.

      C. If this Contract is terminated pursuant to this Article, upon receipt by Motorola of the total amount payable by Iridium under Paragraph B above, Iridium shall be entitled to receive the Gateway Design Package along with the intellectual property licenses specified in the Article herein entitled INTELLECTUAL PROPERTY RIGHTS.

                       MOTOROLA CONFIDENTIAL PROPRIETARY

                       MOTOROLA CONFIDENTIAL PROPRIETARY

      D. THE REMEDIES SET FORTH IN THIS ARTICLE SHALL BE THE SOLE RECOURSE TO WHICH MOTOROLA IS ENTITLED IN THE EVENT OF IRIDIUM'S DEFAULT, AND EXCEPT AS PROVIDED ABOVE, IRIDIUM SHALL HAVE NO LIABILITY FOR SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OR FOR LOST PROFITS OR LOST REVENUES.

      E. If, after Motorola gives Iridium a notice of default, it is determined for any reason that Iridium was not in default under the provisions of this Article, or that the delay was excusable under the provisions of the Article herein entitled EXCUSABLE DELAYS, the rights and obligations of the parties shall be the same as if Motorola defaulted in the performance of its obligations under this Contract as provided by the Article herein entitled DEFAULT BY MOTOROLA.

ARTICLE 14.  LIMITATION OF LIABILITY

      A. IN NO EVENT SHALL MOTOROLA BE LIABLE TO IRIDIUM EXCEPT AS LIMITED AND EXPRESSLY SET FORTH IN ARTICLES 12 AND 13, WHETHER IN CONTRACT, WARRANTY, TORT, NEGLIGENCE OR OTHERWISE, INCLUDING WITHOUT LIMITATION ANY LIABILITY FOR SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, OR FOR LOST PROFITS OR REVENUES.

      B. FURTHERMORE, IN NO EVENT AND UNDER NO CIRCUMSTANCES SHALL MOTOROLA BE LIABLE TO IRIDIUM IN A CUMULATIVE AMOUNT IN EXCESS OF $100,000,000 (U.S.) FOR ANY AND ALL COSTS, DAMAGES, CLAIMS OR LOSSES WHATSOEVER ARISING OUT OF OR RELATED TO THIS CONTRACT, THE SPACE SYSTEM CONTRACT, THE OPERATIONS AND MAINTENANCE CONTRACT AND ANY OTHER CONTRACT EXECUTED BETWEEN IRIDIUM AND MOTOROLA IN CONNECTION WITH THE IRIDIUM COMMUNICATIONS SYSTEM, OR ANY PROVISION HEREUNDER OR THEREUNDER WHETHER PURSUED AS A BREACH (I.E. DEFAULT) OF THE CONTRACT OR AS A TORT OR OTHER CAUSE OF ACTION AND WHETHER ACCRUING BEFORE OR AFTER COMPLETION OF ALL THE WORK REQUIRED TO BE PERFORMED UNDER THIS OR SUCH OTHER CONTRACTS.

ARTICLE 15.  DISCLOSURE AND USE OF INFORMATION BY THE
             PARTIES

      A. "Proprietary Information" is defined as information which the disclosing party at the time of disclosure identifies in writing as Proprietary Information by means of a proprietary legend, marking, stamp or other positive written notice identifying the information to be proprietary. In order for information disclosed orally or visually by a party to this Contract to be Proprietary Information protected hereunder, the disclosing party shall identify the information as proprietary at the time of the disclosure and, within thirty (30) days after such oral or visual disclosure, reduce the subject matter of the disclosure to writing, properly stamped with the proprietary

                       MOTOROLA CONFIDENTIAL PROPRIETARY

                       MOTOROLA CONFIDENTIAL PROPRIETARY

             legend, marking, stamp or other positive written notice and submit it to the receiving party.

      B. Except as may be specifically provided otherwise in this Contract, Proprietary Information of Motorola disclosed hereunder to Iridium may only be used by Iridium for monitoring the progress of the performance of this Contract by Motorola.

      C. It is agreed that for a period of ten (10) years following the receipt of Proprietary Information, the receiving party will use such information only for the purpose(s) provided in Paragraphs B and C, above, as applicable, and shall take reasonable efforts to preserve in confidence such Proprietary Information and prevent disclosure thereof to third parties. Each of the parties agree that it will use the same reasonable efforts to protect the other's Proprietary Information as are used to protect its own but will at least use reasonable care. Disclosures of such information shall be restricted to those individuals directly participating in the efforts provided in Paragraphs B and C, above, who have a need to know such information and who have been made aware of and consent to abide by the restrictions contained herein concerning the use of such information.

      D. The obligation to protect Proprietary Information and the liability for unauthorized disclosure or use of Proprietary Information shall not apply with respect to such information which is now available or becomes available to the public without breach of this Contract; information lawfully received without restrictions from other sources; information known to the receiving party prior to disclosure not subject to a separate nondisclosure obligation; information published or disclosed by the disclosing party to others, without restriction; information developed by the receiving party independent of and without use of the information disclosed by the disclosing party; information for which further use or disclosure by the recipient is authorized in writing by the disclosing party; or information required to be disclosed to any persons involved in insuring risks hereunder.

      E. Upon termination of this Contract each party may request, within a reasonable period of time thereafter, the return of all Proprietary Information delivered under this Contract to the other party and copies made thereof by the receiving party, except that each party may retain an archived copy to be used only in case of a dispute concerning the Contract. Each party agrees to comply with such request by the other party and to return within a reasonable time the Proprietary Information requested by the party providing such information.

ARTICLE 16.  ASSOCIATE CONTRACTOR REQUIREMENTS

      Iridium and all contractors to Motorola for the IRIDIUM Communications System are hereby defined as "Associate Contractors." In the performance of this Contract, Iridium shall, to the extent requested by Motorola, work cooperatively with other Associate Contractors in the cooperative development of the IRIDIUM Communications System.

                       MOTOROLA CONFIDENTIAL PROPRIETARY

                       MOTOROLA CONFIDENTIAL PROPRIETARY

      Iridium expressly agrees that its Proprietary Information as described in the Article hereof entitled Intellectual Property Rights may be made available by Motorola to Associate Contractors, provided that such Associate Contractors have agreed in writing to protect such Proprietary Information substantially in accordance with the same provisions contained in the Article hereof entitled DISCLOSURE AND USE OF INFORMATION BY THE PARTIES. Iridium understands that, in order to ensure the successful development of the IRIDIUM Communications System, Motorola and its Associate Contractors may need to disclose or receive Proprietary Information directly with one another and Iridium hereby expressly agrees to such exchanges. Iridium agrees that it will use and protect the Proprietary Information of Associate Contractors on the same basis as it is permitted to use and is obligated to protect Motorola Proprietary Information as provided in the Article hereof entitled DISCLOSURE AND USE OF INFORMATION BY THE PARTIES.

ARTICLE 17.  TAXES

      A. The price of this Contract referred to in the Article herein entitled PRICE, includes all transportation and related charges and all applicable taxes, duties, and similar liabilities whatsoever for delivery of all items to the specified destination in the continental United States, except any tax on the sale to Iridium of any item delivered hereunder. Iridium will reimburse Motorola for any such sales or use tax, or duty drawback claim Motorola is required by law to pay.

      B. If requested by the other party, Motorola and Iridium will cooperate with each other in contesting and/or protesting those taxes which either party reasonably deems inappropriate. In return for such cooperation, Motorola and Iridium agree to indemnify each other against and hold each other harmless from any such tax that the other party is responsible to pay under Paragraph A above, and from any costs, expenses, penalties, or fees (including reasonable attorneys fees) which either party incurs in cooperating with the other.

ARTICLE 18.  EXCUSABLE DELAYS

      A. Without limiting any other provision specifying what constitutes an excusable delay under this Contract, any event which causes a failure or delay to perform hereunder, and which is beyond the reasonable control and without the fault or negligence of Motorola and its subcontractors hereunder shall constitute an excusable delay, if notice thereof is given to Iridium within thirty (30) days after such event shall have occurred or within 30 days of Motorola's knowledge of such event. Such excusable delay events include, but are not limited to, acts of God or of the public enemy; acts of governments in their sovereign or contractual capacity including government priorities, allocations, regulations or orders affecting materials, facilities, or, if applicable, completed spacecraft; fires; floods; snowstorms; earthquakes; epidemics; quarantine restrictions; strikes; labor difficulties; wars; and freight embargoes or any other event which causes failure or delay in performance hereunder and which is beyond the reasonable control of Motorola or its subcontractors hereunder.

                       MOTOROLA CONFIDENTIAL PROPRIETARY

                       MOTOROLA CONFIDENTIAL PROPRIETARY

      B. In the event of any such excusable delay, the performance schedule of this Contract shall be extended equitably and the price shall be adjusted to account for any additional costs incurred by Motorola as a result of such delay. Motorola shall provide Iridium with evidence supporting Motorola's claim of excusable delay and shall mitigate such additional costs or schedule impact to the extent reasonable.

ARTICLE 19.  EXPORT REGULATIONS

      A. Neither party shall export, directly or indirectly, any information or technical data disclosed under this Contract to any individual or country which the U.S. Government at the time of export requires an export license or other government approval without first obtaining such license or approval. The parties recognize that Iridium may be composed of individuals or entities for which Iridium must ensure no disclosure of technical data unless and until Iridium obtains appropriate export licenses from the U.S. Government.

      B. Motorola agrees to exert commercially reasonable efforts to design the Gateway Equipment to enable it to be exported from the United States, based upon Motorola's experiences with current U.S. laws and regulations, to the countries in which Gateways are contemplated to be located, which are: Australia, Bahrain, Brazil, Canary Islands (Spain), China (PRC), Cyprus, Germany, India, Indonesia, Italy, Japan, Kingdom of Saudi Arabia, South Africa, South Korea, Mexico, United States, Russian Federation, Taiwan
             (ROC), Thailand and United Arab Emirates.

ARTICLE 20.  ASSIGNMENT

      Neither party shall assign or delegate this Contract or any of its rights, duties, or obligations thereunder to any other person without the prior express written approval of the other party except that Iridium agrees that Motorola may assign this Contract to any subsidiary or successor corporation of Motorola. Nothing contained in this Article shall restrict Motorola from subcontracting work or procuring parts/materials or services in the ordinary course of performance of this Contract.

ARTICLE 21.  RELATIONSHIP WITH OTHER AGREEMENTS

      The following agreements relate to the effort described herein. Nothing in this Contract shall be construed or interpreted as amending any of these other agreements. The rights and responsibilities of the parties within each of these related agreements is set forth within each such separate and independent agreement.

      A.     RELATED EXISTING CONTRACTS

             1. SPACE SYSTEM CONTRACT: The Space System Contract covers the design, development, production and delivery of the integrated Space System of the IRIDIUM Communication System, along with certain documentation as specified in that contract.

                       MOTOROLA CONFIDENTIAL PROPRIETARY

                       MOTOROLA CONFIDENTIAL PROPRIETARY

             2. OPERATIONS AND MAINTENANCE CONTRACT: The Operations and Maintenance Contract (O&M Contract) covers the operation and maintenance of the entire IRIDIUM Space System. The five
                   (5) year period contemplated by the O&M Contract begins immediately upon completion of the IRIDIUM Space System Contract. Generally the work required includes the replacement of individual spacecraft of the Constellation as necessary to maintain the performance and reliability levels specified for the Space System.

             3.    MUTUAL NONDISCLOSURE AGREEMENT FOR COOPERATIVE ACTIVITIES:
                   This agreement is intended to cover discussions and the exchange of data to the extent they are not covered by other agreements between Motorola and Iridium.

                   (Note: This Mutual Nondisclosure Agreement is not applicable to any data exchanged between Motorola and Iridium pertaining to the IRIDIUM Gateway or the Terrestrial Network. Information exchanged regarding the Gateways or the Terrestrial Network is under the purview of this TNDC Contract.)

      B.     RELATED CONTRACTS IN NEGOTIATIONS

             ENGINEERING ASSISTANCE AGREEMENT: This contract is intended to provide engineering assistance and other services by Motorola to Iridium in excess of the effort included in the scope of the O&M Contract and the Space System Contract. Such services could include system engineering design assistance in evaluating the utility of an enhanced design for the second or replacement Space System.

      C.     RELATED CONTRACTS TO BE NEGOTIATED

             1.    GATEWAY EQUIPMENT PURCHASE AGREEMENTS

             2.    GATEWAY ENGINEERING, PROCUREMENT AND CONSTRUCTION CONTRACTS

             3.    GATEWAY OPTIONAL SERVICES CONTRACTS

                       MOTOROLA CONFIDENTIAL PROPRIETARY

                       MOTOROLA CONFIDENTIAL PROPRIETARY

ARTICLE 22.  NOTICES

      All correspondence, including notices, reports, and documentation deliverables, to be provided to Iridium or Motorola under this Contract shall be sent to Iridium or Motorola as follows:

      Iridium:       Iridium LLC                           Motorola:      Motorola, Inc.

      Address:       1401 H Street NW, Suite 800           Address:       2501 S. Price Rd.
                     Washington, D.C. 20005                               Chandler, AZ 85248-2899

      Attn:          Mr. Robert R. Call                    Attn:          Mr. Walter R. Rhodes

      Phone:         (202) 326-5648                        Phone:         (602) 732-2634

      Fax:           (202) 842-0006                        Fax:           (602) 732-4346

ARTICLE 23.  AUTHORIZED REPRESENTATIVES

      The only representatives of Iridium and Motorola authorized to make changes to this Contract and to sign contractual documents are:

      Iridium:                                              Motorola:

      Edward F. Staiano                                     Durrell L. Hillis
      F. Thomas Tuttle                                      Bary Bertiger

      Either party may change its aforementioned representatives at any time by providing written notice to the other party.

ARTICLE 24.  EXHIBIT

      The following Exhibit is attached hereto and hereby incorporated as part of this Contract by reference as if fully set forth within this Contract:

             Exhibit A -- Statement of Work

ARTICLE 25.  ORDER OF PRECEDENCE

      In the event of any inconsistency among or between the parts of this Contract, such inconsistency shall be resolved by giving precedence in the order of the parts as set forth below:

             1.    Contract Articles

             2.    Statement of Work (Exhibit A)

                       MOTOROLA CONFIDENTIAL PROPRIETARY

                       MOTOROLA CONFIDENTIAL PROPRIETARY

ARTICLE 26.  DISPUTES AND GOVERNING LAW

      A. This Contract and any dispute arising under or in connection with this Contract, including any action in tort, shall be construed in accordance with and governed by the laws of the State of Arizona except for its choice of laws rules.

      B. Motorola and Iridium will attempt to settle all disputes, claims, or controversies arising under or in connection with this Contract through consultation and negotiation in good faith and a spirit of mutual cooperation. If those attempts fail, the parties agree to consider forms of alternative dispute resolution (ADR) such as neutral fact-finding, mediation, arbitration, or a minitrial.

      C. All disputes arising in connection with the interpretation or implementation of this Contract which are not resolved in a timely manner shall be referred, within Motorola's and Iridium's organizations, as follows:

             1. The dispute shall be referred to the General Manager, Motorola, Satellite Communications Division and Iridium's comparable level executive or their designees for satisfactory resolution.

             2. If the dispute remains unresolved after ten (10) days have elapsed, it shall be referred to the Chief Executive Officers (CEOs) of Motorola and Iridium or their designees for resolution.

             3. Except as to intellectual property issue disputes, if the dispute remains unresolved after thirty (30) days have elapsed following referral to the CEOs, it shall then be solely and finally settled by arbitration (or some other form of Alternative Dispute Resolution mutually acceptable to the parties) conducted in the English language in Arizona, in accordance with the Rules of Arbitration of the American Arbitration Association (AAA) by three (3) arbitrators, one of whom shall be selected by Iridium and one of whom shall be selected by Motorola. After demand for arbitration is made and the demanding party has selected its appointed arbitrator,

                   (a) the other party shall have twenty (20) calendar days to select its arbitrator,

                   (b) after such selection, the two party-appointed arbitrators shall have twenty (20) calendar days to appoint a third arbitrator who shall act as chairman,

                   (c) if the two party-appointed arbitrators do not make such appointment within such time, the AAA shall make such appointment within ten (10) calendar days, and

                   (d) the arbitral tribunal shall decide the matter and render an award within sixty (60) calendar days thereafter.

                   The parties hereto shall cooperate in such expedited procedure and perform all necessary acts to ensure adherence to this schedule. The chairman shall be a businessman or lawyer with at least ten (10) years of experience with international business transactions. The arbitral tribunal shall decide, by majority vote, the

                       MOTOROLA CONFIDENTIAL PROPRIETARY

                       MOTOROLA CONFIDENTIAL PROPRIETARY

                   resolution of the dispute, controversy or claim in accordance with the governing law specified in this Contract. The decision of the arbitrators shall be in writing and shall set forth the bases therefore. The parties hereto shall abide by all awards rendered in arbitration proceedings, and all such awards may be enforced and executed upon in any court having jurisdiction over the party against whom enforcement of such award is sought. Motorola and Iridium shall divide equally the administrative charges, arbitrator's fees, and related expenses of arbitration but each party shall pay its own legal fees and other expenses incurred in presenting and defending its position on the dispute incurred in connection with any such arbitration. All arbitration awards hereunder shall be rendered and paid in United States Dollars.

             4. Any intellectual property issue dispute, which is not resolved by the parties after a good faith attempt at resolution has been made as provided in paragraphs one (1) and two (2) above of this Article may then be submitted to the courts of the State of New York, United States of America, unless mandatorily preempted by Federal Law of the United States of America, whereupon such dispute shall be submitted to the Federal courts of the United States of America.

             5. The parties acknowledge and agree that the United Nations Convention on Contracts for the International Sale of Goods (the "Vienna Convention") shall not apply to the transactions contemplated by this Contract.

ARTICLE 27.  ENTIRE AGREEMENT

      A. This Contract constitutes the entire agreement between the parties and supersedes all prior understandings, commitments, and representations whether written, oral, electronic or otherwise with respect to the subject matter contained herein. This Contract may not be amended or modified except as provided by the Article herein entitled CHANGES; nor may it be terminated except as provided by the Article herein entitled DEFAULT BY MOTOROLA, the Article herein entitled TERMINATION FOR CONVENIENCE, or the Article herein entitled DEFAULT BY IRIDIUM; and, none of its provisions may be waived, except by a writing signed by an authorized representative of the party against which the waiver is sought to be enforced. The paragraph headings herein shall not be considered in interpreting the text of this Contract. In the event any part of this Contract is declared legally invalid or unenforceable by an authorized judicial body, such part of this Contract shall be ineffective to the extent of such invalidity or unenforceability and shall not affect the remaining provisions of this Contract unless such declaration affects the Article herein entitled LIMITATION OF LIABILITY. In such case, this Contract shall be declared terminated as of the date of such judicial decision and the parties shall have only the following rights and responsibilities:

             1.  Motorola's Rights and Responsibilities:

                   (a) Motorola shall, to the extent that it has the right to do so, deliver to Iridium the then-current version of the Gateway Design Package as of the effective date of

                       MOTOROLA CONFIDENTIAL PROPRIETARY

                       MOTOROLA CONFIDENTIAL PROPRIETARY

                          any such termination along with the intellectual property licenses specified in the Article herein entitled INTELLECTUAL PROPERTY RIGHTS.

                   (b) Motorola shall be paid a percentage of the total price of this contract equal to the actual percentage of completion of the Gateway Design Package that is completed as of the effective date of such termination action. In no event shall such amount be less than the amount which has been completed as of the date of the signature by the parties to this contract.

                   (c) Motorola shall be relieved of all other obligations contained in this Contract and any and all liability arising directly or indirectly out of this contract except for its obligation to not use or disclose proprietary information of Iridium except in accordance with the Article herein entitled DISCLOSURE AND USE OF INFORMATION BY THE PARTIES.

             2.  Iridium's Rights and Responsibilities:

                   (a) Iridium shall, upon payment of the Contract price specified below and to the extent that Motorola has the right to do so, receive the then-current version of the Gateway Design Package as of the effective date of any such termination along with the intellectual property licenses specified in the Article herein entitled INTELLECTUAL PROPERTY RIGHTS.

                   (b) Iridium shall pay a percentage of the total price of this Contract equal to the actual percentage of completion of the Gateway Design Package that is completed as of the effective date of such termination action. In no event shall such amount be less than the amount which has been completed as of the date of the signature by the parties to this contract.

                   (c) Iridium shall be relieved of all other obligations contained in this Contract and any and all liability arising directly or indirectly out of this contract except for its obligation to not use or disclose Motorola's proprietary information except in accordance with the Article herein entitled DISCLOSURE AND USE OF INFORMATION BY THE PARTIES.

      B. Notwithstanding anything in this Contract to the contrary, the rights, representations, and obligations of the Parties as expressed in this agreement are made for the benefit of the Parties hereto and shall not be interpreted or construed as providing any beneficial or legal interest to any third party (including without limitation all Gateway Equipment purchasers,) nor shall it be construed or interpreted as granting any rights or remedies to any third parties under any written or implied contract with Motorola (including without limitation all Gateway Equipment purchasers,).

ARTICLE 28.  EFFECTIVE DATE

      The term Effective Date of this Contract (EDC), as used in this Contract, shall mean the first day of January 1993.

                       MOTOROLA CONFIDENTIAL PROPRIETARY

                       MOTOROLA CONFIDENTIAL PROPRIETARY

IN WITNESS WHEREOF, the parties hereto have executed this Contract consisting of this and the preceding nineteen (19) pages and the Exhibit referenced therein.



Motorola, Inc.                         Iridium LLC

By:   /s/ BARRY BERTIGER               By:   /s/ JERROLD D. ADAMS
    -------------------------------        -----------------------------

Name:  Barry Bertiger                  Name:      Jerrold D. Adams
     ------------------------------         ----------------------------
       Corporate V.P. &                        President & Chief
       General Manager                 Title:  Operating Officer
      -----------------------------          ---------------------------
Date:                                  Date:
     ------------------------------         ----------------------------

                       MOTOROLA CONFIDENTIAL PROPRIETARY

                                 THE IRIDIUM(R)
                        TERRESTRIAL NETWORK DEVELOPMENT



                                   EXHIBIT A


                               STATEMENT OF WORK

                 (CONFORMED 1/14/97 TO INCLUDE AMENDMENT NO. 2)


                                    FOREWORD

This document contains the scope of work to be performed by the Satellite Communications Division (SATCOM) of Motorola, Inc. (Motorola) located in Chandler, Arizona under the Terrestrial Network Development Contract with Iridium LLC located in Washington, D.C. The work in this document includes the non-recurring engineering design, development and test efforts associated with the IRIDIUM Gateway Equipment which will be sold by Motorola under separate contracts with Gateway Operators.




-------------------

IRIDIUM is registered trademark and service mark of Iridium LLC.

                       MOTOROLA CONFIDENTIAL PROPRIETARY

                               TABLE OF CONTENTS

SECTION    TITLE                                                                                                PAGE
-----------------------------------------------------------------------------------------------------------------------
1.0        BACKGROUND  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1

2.0        SCOPE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      2

2.1        ADDITIONAL SCOPE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      2

3.0        TERRESTRIAL NETWORK DEVELOPMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3

3.1        FUNCTIONAL OBJECTIVES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3

3.1.1      SERVICE AND FUNCTIONAL CAPABILITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3

3.1.2      GATEWAY EQUIPMENT OPERATIONAL FUNCTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5

3.2        GATEWAY EQUIPMENT PERFORMANCE OBJECTIVES  . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5

3.2.1      CALL PROCESSING PERFORMANCE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5

3.2.2      RF AND MODEM PERFORMANCE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6

3.2.3      OA&M PERFORMANCE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      7

3.2.4      IRIDIUM BUSINESS SUPPORT SYSTEM INTEGRATION SUPPORT . . . . . . . . . . . . . . . . . . . . . . .      7

3.3        MONITORING DEVELOPMENT PROGRESS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      7

3.4        TEST DOCUMENTATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      8

4.0        MILESTONE DESCRIPTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      9

           TABLE 4.0-1 TNPC MILESTONES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      9

4.1        SUBSYSTEM ACCEPTANCE TESTING (MILESTONES 1 THROUGH 4) . . . . . . . . . . . . . . . . . . . . . .      9

4.1.1      MILESTONE 1 - GATEWAY SWITCHING CENTER SR4 SUBSYSTEM ACCEPTANCE TEST  . . . . . . . . . . . . . .     10

4.1.2      MILESTONE 2 - EARTH TERMINAL CONTROLLER (ETC) SUBSYSTEM ACCEPTANCE TEST . . . . . . . . . . . . .     10

4.1.3      MILESTONE 3 - OMC-G SUBSYSTEM ACCEPTANCE TEST . . . . . . . . . . . . . . . . . . . . . . . . . .     11

4.1.4      MILESTONE 4 - MESSAGING SUBSYSTEM ACCEPTANCE TEST . . . . . . . . . . . . . . . . . . . . . . . .     11

4.2        TNDC DEMONSTRATIONS (MILESTONES 5 THROUGH 8)  . . . . . . . . . . . . . . . . . . . . . . . . . .     12

4.2.1      MILESTONE 5- GATEWAY TEST LAB DEMONSTRATION - Release 1   . . . . . . . . . . . . . . . . . . . .     12

4.2.2      MILESTONE 6 - GATEWAY ACCEPTANCE TEST PROCEDURES - RELEASE 1  . . . . . . . . . . . . . . . . . .

4.2.3      MILESTONE 7 - GATEWAY/SYSTEM DEMONSTRATION - RELEASE 1  . . . . . . . . . . . . . . . . . . . . .     13

4.2.4      MILESTONE 8 - GATEWAY TEST LAB DEMONSTRATION - RELEASE 2  . . . . . . . . . . . . . . . . . . . .     14

4.3        GATEWAY DESIGN PACKAGES (MILESTONES 9 AND 10) . . . . . . . . . . . . . . . . . . . . . . . . . .     15

4.3.1      BSP-G0001.GWS, IRIDIUM GATEWAY SEGMENT SPECIFICATION  . . . . . . . . . . . . . . . . . . . . . .     15

4.3.2      GATEWAY INTERFACE SPECIFICATIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     15

4.3.3      DEVELOPMENT PROCUREMENT PACKAGES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     15

------------------------------

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                       MOTOROLA CONFIDENTIAL PROPRIETARY

4.3.4      GATEWAY SYSTEM OPERATIONS, ADMINISTRATION AND MAINTENANCE (OA&M) MANUALS  . . . . . . . . . . . .     16

4.3.5      GATEWAY TRAINING MATERIALS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     16

4.3.6      GATEWAY DEVELOPMENT VERIFICATION PROCEDURES . . . . . . . . . . . . . . . . . . . . . . . . . . .     16

4.3.7      GATEWAY PRODUCT DESCRIPTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     16

4.3.8      GATEWAY CUSTOMER ACCEPTANCE TEST PROCEDURES . . . . . . . . . . . . . . . . . . . . . . . . . . .     16

4.3.9      GENERIC GATEWAY FACILITIES DESIGN PACKAGE . . . . . . . . . . . . . . . . . . . . . . . . . . . .     17

5.0        PROGRAM MANAGEMENT OBJECTIVES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     18

6.0        PRE-COMMERCIAL SERVICE WARRANTY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     18

7.0        GTAC SERVICES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     18

8.0        COMMERCIAL ACTIVATION ACTIVITIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     19

                       MOTOROLA CONFIDENTIAL PROPRIETARY





                                   APPENDICES


A.       GATEWAY TNDC PERFORMANCE OBJECTIVES



B.       DESCRIPTION OF IRIDIUM SERVICES



C.       DESCRIPTION OF GATEWAY MANAGEMENT FUNCTIONAL AREAS

                       MOTOROLA CONFIDENTIAL PROPRIETARY

1.0      BACKGROUND

               The Terrestrial Network Development Contract (TNDC) is a contract under which Motorola SATCOM will complete the development and testing of the detailed design for a specific portion (Gateway Equipment) of the IRIDIUM Communications System. It does not include the IRIDIUM Business Support System (previously known as the Network Management Support System) functionality or equipment. It is understood that at the date of contract award, Gateway Equipment development progress has been made in the areas of detailed planning, requirements generation and analyses, supplier selection and high level design for some areas of functionality.

                       MOTOROLA CONFIDENTIAL PROPRIETARY

2.0      SCOPE

                    The Terrestrial Network Development (TND) is for a set of
               tasks to specify, design, develop, integrate and test specific hardware and software of the IRIDIUM Gateway Equipment.

               Tasks related to the TND effort include:

               A. Develop detailed functional, technical and operating requirements from higher level requirements as expressed in the TND Functional and Performance Objectives, Appendix A, the Description of IRIDIUM Services, Appendix B and the OA&M capabilities described in Appendix C.

               B.  Develop the design for Gateway Equipment hardware.

               C.  Develop the design for Gateway Equipment software.

               D. Document the design effort such that the design can be reviewed between SATCOM and Iridium, Inc. as work progresses and such that the design effort culminates in deliverable documentation identified as the Gateway Design Package.

               E.  Develop and test the software of the Gateway Equipment.

               F. Integrate and test the Gateway Equipment software and hardware using a laboratory test environment. It is expected the laboratory environment will be used by Motorola after the completion of the TND for support and future development.

               G. Demonstrate that the Gateway Equipment design meets the requirements of the TND Functional and Performance Objectives as identified in Appendix A, the Description of IRIDIUM Services found in Appendix B and the OA&M capabilities as described in Appendix C.

               H.  Deliver the Gateway Design Package to Iridium.

2.1      ADDITIONAL SCOPE RELATING TO COMMERCIAL ACTIVATION ACTIVITIES

               In addition to the tasks set forth in Section 2.0 above, Motorola's performance hereunder shall include providing the Pre-Commercial Service warranty, providing the GTAC Services, performing Technical Trials, providing the Operations Data Network

                       MOTOROLA CONFIDENTIAL PROPRIETARY

                (ODN), and supporting other activities related to Commercial
               Activation, (e.g., Operational Trial, Gateway Commissioning; Subscriber Trials; Implementation, Testing and Activation of Release 3 into the Gateway Equipment).

                       MOTOROLA CONFIDENTIAL PROPRIETARY

3.0      TERRESTRIAL NETWORK DEVELOPMENT

3.1      FUNCTIONAL OBJECTIVES

               The IRIDIUM Gateway design is based on digital cellular technology and relies on the development of electrical interfaces and signaling protocols for both fixed established equipment and mobile IRIDIUM subscriber equipment. The Gateway Equipment shall be designed to provide functions required for the interconnectivity between the IRIDIUM Space System and the terrestrial international wireline network through a peer level interface with an international transit tandem switch. The Gateway Equipment shall be designed to support interconnection to different Public Switched Telephony Networks (PSTN) and Integrated Services Digital Networks (ISDN) restricted to signaling protocols according to the following:





                                       *





               The IRIDIUM Gateway Equipment shall be designed to provide the access control and call processing functionality (including collection of usage data to support network management and billing) necessary to implement IRIDIUM telephony, bearer and messaging services.

3.1.1    SERVICE AND FUNCTIONAL CAPABILITIES

               The IRIDIUM Gateway Equipment shall provide the following service and functional capabilities. A detailed description of the services supported by the Gateway Equipment design, to the extent the Gateway equipment contributes to effecting such services, can be found in Appendix B.




----------------------------------

     * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

                       MOTOROLA CONFIDENTIAL PROPRIETARY

*

- Basic Teleservices

     --  Telephony (call processing, setup, control, tear down)

     --  Emergency Calling 11 (using SIM card and valid subscription)


-  Basic Telephony Features

     --  Voice Path Cut-Through

     --  Transit Trunking

     --  Supplemental Telephony Features (configurable capabilities)

              --   VLR/HLR Restoration According to GSM Phase II

              --   Intercept (basic)

              --   EIR Node Functionality

              --   Call offering Supplementary Services

                      Call Forwarding Unconditional (CFu)

                      Call Forwarding on Mobile Subscriber Busy
                      (CFb)

                      Call Forwarding on Mobile not reachable (CFNRc)

              --   Call Restriction

-   Other Services

     --  Support of Debit Card (refer to Appendix B for conditions)

     *

*
-   Messaging Services

     --  Directed Messaging Service (DMS)

     --  DMS Features and Supplementary Services




----------------------------------

     * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

                       MOTOROLA CONFIDENTIAL PROPRIETARY

     --  DMS Voice Messaging Supplementary Services

-   Telephony Voice - Messaging

-   Telephony Voice - Messaging Supplementary Services

*
-   Bearer Services

     *

     --  Automatic Facsimile (FAX)

     *

-   Voice Supplementary Services

     --  Community of Interest (Closed User Group)

     --  Multi-Party

     --  Call Waiting

     --  Call Hold

     --  Call Forwarding No Reply (CFnr)

-   Supplementary Telephony Services

     --  Attach/Detach

     *

     --  Single IRIDIUM Number (Refer to Appendix B for restrictions)


3.1.2    GATEWAY EQUIPMENT OPERATIONAL FUNCTIONS

         IRIDIUM Gateway operations, administration and maintenance (OA&M) functions will be provided in the Gateway Equipment design. These functions will include fault management, configuration management, performance management, security management and accounting management. In addition, gateway network element level management fucntions will be provided for the ETC, switch and messaging sybsystems. The Gateway OA&M equipment will be capable of interfacing with the IRIDIUM Business Support System. Appendix C provides a description of the Gateway management functional areas.



----------------------------------

     * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

                       MOTOROLA CONFIDENTIAL PROPRIETARY

3.2      GATEWAY EQUIPMENT PERFORMANCE OBJECTIVES

               The Gateway Equipment performance attributes for Call Processing and OA&M are identified in Appendix A. These attributes represent the set of objectives which specify expected performance of the Gateway Equipment when operated as an integral part of the IRIDIUM Communications System. The performance objectives fall into three categories: Call Processing Performance, RF and Modem Performance, and OA&M Performance.

3.2.1    CALL PROCESSING PERFORMANCE

               The Gateway Equipment call processing performance attributes and their values are identified in Table 1 of Appendix A.

                                       *

                                        Parameters specified represent only the
               IRIDIUM Gateway contribution to the overall system time parameters.

               The Gateway Equipment will contain an implementation of a proprietary transcoder algorithm. A data package will be provided to Iridium, Inc. as Motorola proprietary data containing voice encoder/decoder evaluation results.

3.2.2    RF AND MODEM PERFORMANCE

               To demonstrate the RF and modem characteristics of the Gateway equipment, Motorola will provide a data package containing test data and results of earth terminal test performed for the Space System. The tests would include:

               -          Ka-band link BER performance
               -          Ka-band link RF power control performance
               -          Satellite acquisition time
               -          SV-SV hand-off performance parameters
               -          Uplink and downlink RF frequency accuracy
               -          Maximum EIRP and EIRP stability
               -          Feeder link data rate





----------------------------------

     * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

                       MOTOROLA CONFIDENTIAL PROPRIETARY

               -          G/T(derived)

               - Antenna gain patterns for transmit and receive frequencies.

               Motorola understands that some of this data may be needed to obtain licensing of the Gateway in certain countries and, therefore, Motorola agrees to minimize the amount of proprietary data included in the test reports.

3.2.3    OA&M PERFORMANCE

               The IRIDIUM Gateway Equipment Operations, Administration and Maintenance (OA&M) performance parameters and their values are identified in Table 2 of Appendix A.


                                       *

3.2.4    IRIDIUM BUSINESS SUPPORT SYSTEM INTEGRATION SUPPORT

               Motorola will support the integration of the Iridium developed business system with Gateway equipment in the Gateway test laboratory in Chandler, AZ. Motorola will provide reasonable laboratory space and technical support for this activity, as well as access to the operational Gateway subsystems.

3.3      MONITORING DEVELOPMENT PROGRESS

               Through planned design reviews and test activities, Iridium, Inc. will be able to monitor the TND progress. Duplication of testing for the purposes of satisfying requirements of the TND should be avoided. Iridium, Inc. will be afforded the opportunity to attend Gateway Design Reviews and participate in TND testing as described below. The test objectives of the TND contract include verification through test and demonstration that the IRIDIUM Gateway Equipment design meets the Functional Objectives identified in Section 3.1, the Performance Objectives outlined in Section 3.2 and as identified in Appendix A, the services described in Appendix B and the OA&M capabilities listed in Appendix C. The integrated Gateway Equipment will be shown to function as an integral part of the IRIDIUM Communication System. To accomplish the objectives, testing will be performed at four levels. The first testing level is subsystem acceptance testing. This testing will be performed to verify that the

----------------------------------

     * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

                       MOTOROLA CONFIDENTIAL PROPRIETARY

               suppliers have met the subsystem level requirements. The second level of testing is performed at the Gateway Equipment level by integrating and testing the subsystems together as a functional entity. This level of testing will be performed to verify that the Gateway segment level requirements have been met and all interfaces external to the Gateway have been verified. Simulation will be used for most external interfaces. The third level of testing demonstrates the Gateway Equipment in the Gateway test laboratory. This level of testing introduces other system elements such as the System Control Segment Control Facility, the Message Termination Controller, and the ISU, which replace simulators in the Gateway test laboratory. The objective of this testing is to integrate the Gateway segment into the IRIDIUM Communications System in a laboratory environment. The fourth and final level of testing will be performed to demonstrate the integrated Gateway Equipment functions in the IRIDIUM Communications System using on-orbit satellites as available.

                                       *





3.4      TEST DOCUMENTATION

               Test documentation will be developed by both the subsystem suppliers and Motorola to describe the applicable test processes. These documents will be made available to Iridium for review at least 30 days prior to testing. Copies of test reports will be provided to Iridium, Inc. within 30 days following testing. Test procedure documents will contain information which is used to verify or test functional capabilities of the Gateway Equipment. These procedures will contain information such as: test requirements specifications, system under test scenarios, test plans, stimulus/response, verification matrices, etc. Test acceptance documents will contain the test procedures which will be executed. A pass/fail criteria will be developed for the key performance specifications. Iridium, Inc. will be offered the opportunity to witness testing. Test report documents will contain the results of the test effort. TND test efforts will include supplier acceptance testing, lab testing, Beta Site pre-acceptance testing, or demonstration testing. The test reports will provide information as to the success and status of the system under test including an action plan to correct deficiencies or defects discovered during testing.



----------------------------------

     * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

                       MOTOROLA CONFIDENTIAL PROPRIETARY

4.0      MILESTONE DESCRIPTIONS

                   The contract milestone schedule is provided in Table 4.0-1.
               These milestones will demonstrate tangible progress toward implementation of the IRIDIUM Gateway Equipment design. Description of the contract milestones and completion criteria are provided below. Iridium, Inc. shall have the right to challenge the assertion of Motorola that any milestone has been completed in accordance with the stated criteria pursuant to
               Article 6, PAYMENT, Subsection D.

TABLE 4.0-1. TNDC MILESTONES

--------------------------------------------------------------------------------------------------------
   MS                         DESCRIPTION                            SCHEDULED         AMOUNT DUE
   NO.                                                           COMPLETION DATE**    (U.S. DOLLARS)
--------------------------------------------------------------------------------------------------------
    1     GSC SR4 Acceptance Test                                        *                    *
--------------------------------------------------------------------------------------------------------
    2      Gateway ETC Basic Teleservices Acceptance Test                *                    *
--------------------------------------------------------------------------------------------------------
    3      Gateway OMC-G Acceptance Test                                 *                    *
--------------------------------------------------------------------------------------------------------
    4      Gateway Messaging Subsystem Acceptance Test                   *                    *
--------------------------------------------------------------------------------------------------------
    5      Gateway Test Lab Demonstration Release *                      *                    *
--------------------------------------------------------------------------------------------------------
    6      Gateway Acceptance Test Procedures Release *                  *                    *
--------------------------------------------------------------------------------------------------------
    7      Gateway/System Demonstration Release *                        *                    *
--------------------------------------------------------------------------------------------------------
    8      Gateway Test Lab Demonstration Release *                      *                    *
--------------------------------------------------------------------------------------------------------
    9      Gateway Design Package Release *                              *                    *
--------------------------------------------------------------------------------------------------------
   10      Gateway Design Package Release *                              *                    *
--------------------------------------------------------------------------------------------------------
          TOTAL                                                                    $160,000,000
--------------------------------------------------------------------------------------------------------
          **The dates shown in the column titles "Scheduled
          Completion Date" are those selected dates as of the
          effective date of the TNDC and are subject to
          adjustment as provided by ARTICLE 18, Excusable
          Delays, of the Contract.
--------------------------------------------------------------------------------------------------------






----------------------------------

     * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

                       MOTOROLA CONFIDENTIAL PROPRIETARY


4.1      SUBSYSTEM ACCEPTANCE TESTING (MILESTONES 1 Through 4)

                     Subsystem acceptance testing will be conducted with the
               Motorola suppliers in accordance with Motorola approved acceptance test procedures. In general, the acceptance testing will occur at the subsystem supplier facility. Successful completion will be based on completion of the test procedures and establishment of an action plan to correct any deficiencies and defects detected during testing. The four subsystem acceptance tests to be performed include the Earth Terminal Controller (ETC), the Gateway Switching Center (GSC), the Gateway Messaging System (GWMS) and the Operations and Maintenance Center (OMC-G). The locations of the testing are tentative and are subject to change to accommodate changes in Motorola's development plans. Acceptance test procedures (ATP) for each of the subsystem acceptance tests will be provided to Iridium Inc. for review and comment no less than thirty (30) days prior to the start of testing.

4.1.1    MILESTONE 1- GATEWAY SWITCHING CENTER SR4 SUBSYSTEM ACCEPTANCE TEST

                     Subsystem acceptance testing will be performed by the GSC
               supplier. The acceptance testing is planned to be performed at the SATCOM facility in Chandler, Arizona.

                                       *

                                        Siemens will test the Gateway Switching
               Center SR4 release to ensure compliance with the Motorola developed procurement specifications. This testing will be related to Release * functionality. Acceptance criteria will be defined in the ATP. Acceptance test procedures will be provided by Siemens and approved by Motorola. The acceptance test procedures will be provided to Iridium, Inc. for review prior to testing.

               COMPLETION CRITERIA

               The milestone shall be deemed complete when GSC SR4 has been tested to the satisfaction of Motorola and a corrective action plan has been established for those items found to be non-compliant with the ATP acceptance criteria. Iridium, Inc. representatives shall be offered the opportunity to witness the subsystem acceptance testing.




----------------------------------

     * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

                       MOTOROLA CONFIDENTIAL PROPRIETARY

4.1.2    MILESTONE 2 - EARTH TERMINAL CONTROLLER (ETC) SUBSYSTEM ACCEPTANCE
TEST

                       The ETC subsystem acceptance test is scheduled to be
               performed at the Motorola Scottsdale facility

                                       *
                                                 This acceptance testing
               will include previously accepted transmission (ETS), communications (ECS) and management (OMC-R) subsystems. Motorola will integrate the three subsystems and perform an ETC level acceptance test. Motorola will test the Gateway Earth Terminal Controller subsystem to ensure compliance with the Motorola developed specifications. Acceptance criteria will be defined in the ATP. The acceptance test procedures will be provided to Iridium, Inc. for review prior to testing.

               COMPLETION CRITERIA

               The milestone shall be deemed complete when the Gateway ETC has been tested to the satisfaction of Motorola and a corrective action plan has been established for those items found to be non-compliant with the ATP acceptance criteria. Iridium, Inc. representatives shall be offered the opportunity to witness the subsystem acceptance testing.

4.1.3    MILESTONE 3 - OMC-G SUBSYSTEM ACCEPTANCE TEST  Subsystem acceptance testing will be performed by the OMC-G supplier to *. This milestone is scheduled to be performed at the SATCOM facility in Chandler, Arizona. Telespazio will test the Gateway
               Operation and Maintenance Center subsystem to ensure compliance with the Motorola developed procurement specifications. Acceptance criteria will be defined in the ATP. The acceptance test procedures will be developed by the supplier and approved by Motorola. The acceptance test procedures will be provided to Iridium, Inc. for review prior to testing.

               COMPLETION CRITERIA

               The milestone shall be deemed complete when the OMC-G has been tested to the satisfaction of Motorola and a corrective action plan has been established for those




----------------------------------

     * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

                       MOTOROLA CONFIDENTIAL PROPRIETARY

               items found to be non-compliant with the ATP acceptance criteria. Iridium, Inc. representatives shall be offered the opportunity to witness the subsystem acceptance testing.

4.1.4    MILESTONE 4 - MESSAGING SUBSYSTEM ACCEPTANCE TEST

                          Subsystem acceptance testing will be performed by
               Motorola using equipment from the Gateway Messaging Subsystem
               (GWMS) and SCS Messaging Subsystem (SCSMS) suppliers. The GWMS Message Origination Controller (MOC) and the SCSMS Message Termination Controller (MTC) subsystems will be integrated and tested as a messaging infrastructure. The testing will be performed at the Chandler facility. Motorola will test the integrated messaging subsystems in accordance with the Motorola acceptance test procedures. The subsystems include the MOC and the MTC. *. The acceptance test procedures will be developed by Motorola. Acceptance criteria will be defined in the ATP. The acceptance test procedures will be provided to Iridium, Inc.
               for review prior to testing.

               COMPLETION CRITERIA

               The milestone shall be deemed complete when the integrated GWMS MOC and SCSMS MTC have been tested to the satisfaction of Motorola and a corrective action plan has been established for those items found to be non-compliant with the ATP acceptance criteria. Iridium, Inc. representatives shall be offered the opportunity to witness the subsystem acceptance testing.

4.2      TNDC DEMONSTRATIONS (MILESTONES 5 THOUGH 8)

               Motorola will conduct     *     activities to fully demonstrate
               the IRIDIUM Gateway Equipment design meets the Functional Objectives of Section 3.1, the Performance Objectives of Section
               3.2 and Appendix A, and supports both the Appendix B services as well as the OA&M capabilities described in Appendix C. The demonstrations include verification of Release * functionality at the Gateway level in the Gateway test laboratory, in the IRIDIUM Communications System using on-orbit assets as available, and through successful execution of the Release * Acceptance Test Procedures developed for the Gateway purchaser's Gateway acceptance. *




----------------------------------

     * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

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                       MOTOROLA CONFIDENTIAL PROPRIETARY

                                      *
                                        The TNDC demonstration plan for each
               demonstration milestone will be provided to Iridium, Inc. thirty
               (30) days prior to commencement of the first demonstration test. A demonstration test report will be provided to Iridium, Inc. within thirty (30) days following the completion of each test.

4.2.1    MILESTONE 5 - GATEWAY TEST LAB DEMONSTRATION - RELEASE *

               The demonstration verifies Release * functionality in the Gateway test laboratory. For this demonstration, the Gateway test laboratory will include

                                       *



               COMPLETION CRITERIA

               The milestone shall be deemed satisfactorily completed when the integrated Gateway Equipment hardware and software designs have been tested in accordance with the mutually agreed plan to demonstrate they meet the Release * performance objectives of
               Section 3.2 and Appendix A, the services as described in Appendix B, and the OA&M capabilities described in Appendix C with no service-affecting non-compliance. Classification of non-compliance categories will be mutually agreed and documented in the demonstration plan. Demonstration may be accomplished by testing, simulation or analysis as mutually agreed. Motorola will promptly provide a plant to correct any non-compliance including a mutually acceptable scheduled retesting to demonstrate correction. Iridium, Inc. representatives shall be offered the opportunity to witness all demonstration activities.

4.2.2    MILESTONE 6 - GATEWAY ACCEPTANCE TEST PROCEDURES - RELEASE *

               The Gateway Acceptance Test Procedures will be developed as a generic set of procedures in accordance with the Gateway Acceptance Test Plan (Gateway Purchase Agreement Exhibit C) for Release * functionality. The Gateway Acceptance Test Procedures, in conjunction with referenced OA&M documentation, define the tests




----------------------------------

     * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

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                       MOTOROLA CONFIDENTIAL PROPRIETARY

               that will be conducted, the pass/fail criteria, the test conditions, and the Method of Procedure for implementation of each release. Motorola will deliver the Acceptance Test Procedures for each release to Iridium, Inc. four months prior to acceptance testing for review and approval. The Release * Gateway Acceptance Test Procedures will be demonstrated in the SATCOM Gateway test laboratory. The generic test procedures, which are expected to be common for all gateway equipment sites, will be tailored for the Gateway test laboratory environment. The test environment will include

                                       *


               COMPLETION CRITERIA

               The milestone shall be deemed satisfactorily completed when the mutually-agreed set of Release * Acceptance Test
               Procedures have been successfully performed on the operational Gateway Equipment hardware and software in the Gateway test laboratory. Classification of non-compliance categories will be mutually agreed and documented in the demonstration plan. Demonstration may be accomplished by testing, simulation or analysis as mutually agreed. Motorola will promptly provide a plan to correct any non-compliance including a mutually acceptable scheduled retesting to demonstrate correction. Iridium, Inc. representatives shall be offered the opportunity to witness all demonstration activities.

4.2.3    MILESTONE 7 - GATEWAY / SYSTEM DEMONSTRATION - RELEASE *

                     This demonstration verifies Release * functionality
               of a set of Gateways integrated into the IRIDIUM system. The test environment will include

                                       *

                                  The Gateway test laboratory will be
               configured to support multiple-Gateway test scenarios using operational equipment. The BETA site gateway will also be used in conjunction with the Gateway test laboratory to demonstrate multiple-gateway test scenarios and inter-gateway communications.




----------------------------------

     * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

                       MOTOROLA CONFIDENTIAL PROPRIETARY


               COMPLETION CRITERIA

               The milestone shall be deemed satisfactorily completed when the Gateway Equipment hardware and software designs have been integrated and tested in the System test environment in accordance with the mutually agreed plan to demonstrate they meet the Release * performance objectives of Section 3.2 and Appendix A, the services as described in Appendix B, and the OA&M capabilities described in Appendix C with no service-affecting non-compliance. Classification of non-compliance categories will be mutually agreed and documented in the demonstration plan. Demonstration may be accomplished by testing, simulation or analysis as mutually agreed. Motorola will promptly provide a plan to correct any non-compliance including a mutually acceptable scheduled retesting to demonstrate correction. Iridium, Inc. representatives shall be offered the opportunity to witness all demonstration activities.

4.2.4    MILESTONE 8 - GATEWAY TEST LAB DEMONSTRATION - RELEASE *

                     The demonstration verifies Release * functionality in the
               Gateway test laboratory. For this demonstration, the Gateway test laboratory will include



                                       *



               COMPLETION CRITERIA

               The milestone shall be deemed satisfactorily completed when the integrated Gateway Equipment hardware and software designs have been tested in accordance with the mutually agreed plan to demonstrate they meet the Release * performance objectives of
               Section 3.2 and Appendix A, the services as described in Appendix B, and the OA&M capabilities described in Appendix C with no service-affecting non-compliance. Classification of non-compliance categories will be mutually agreed and documented in the demonstration plan. Demonstration may be accomplished by testing, simulation or analysis as mutually agreed. Motorola will promptly provide a plan to correct any non-compliance including a mutually acceptable scheduled retesting to





----------------------------------

     * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

                       MOTOROLA CONFIDENTIAL PROPRIETARY

               demonstrate correction. Iridium, Inc. representatives shall be offered the opportunity to witness all demonstration activities.

4.3      GATEWAY DESIGN PACKAGES (MILESTONES 9 AND 10)

               The contents of the Gateway Design Packages are listed below. Three (3) copies of the documentation package will be provided in Motorola's or its supplier's format. Incremental deliveries of the information and data packages may be made as they become available. Many documents may be marked with EAR or ITAR restrictions to which Iridium, Inc. will be responsible for adherence.

               A. Milestone 9: The first submittal of the design package will contain information associated with Release * services as identified in Appendix B and the OA&M capabilities described in Appendix C.

               B. Milestone 10: The second and final submittal of the design package will contain information associated with Release * services as identified in Appendix B, the OA&M capabilities described in Appendix C, and any update to the Release * package as required.

               COMPLETION CRITERIA

               These milestones will be deemed complete upon delivery of the then-existing versions as of the scheduled completion dates identified in Table 4.0-1 of the following nine (9) specific documentation packages to Iridium, Inc.

4.3.1    BSP-G0001.GWS, IRIDIUM GATEWAY SEGMENT SPECIFICATION

This document as developed by Motorola defines the requirements and specifications for allocation to the subsystem elements. The package will include design specifications for the IRIDIUM Gateway Segment. Specifically the document will contain: Gateway segment description, segment functional requirements, design and construction requirements, documentation requirements, logistics requirements, personnel and training requirements, subordinate element characteristics and quality assurance.




----------------------------------

     * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

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                       MOTOROLA CONFIDENTIAL PROPRIETARY

4.3.2    GATEWAY INTERFACE SPECIFICATIONS

                          This document as developed by Motorola contains the
               specifications for the interfaces between the Gateway Segment and external systems excluding the interface with the space vehicle which is provided under the Space Contract.

4.3.3    DEVELOPMENT PROCUREMENT PACKAGES

               Motorola's request-for-proposal (RFP) packages that were developed for the ETC, GSC, OMC and Messaging subsystems will be provided. These packages typically will include proposal instructions, statements of work, specifications, and schedule requirements. RFP amendments, if any, will also be provided.

4.3.4    GATEWAY SYSTEM OPERATIONS, ADMINISTRATION AND MAINTENANCE (OA&M)
         MANUALS

               The OA&M manuals (developed by Motorola and Subsystem Vendors) will describe the overall characteristics of the Gateway Equipment, functionality and OA&M procedures. The subsystem manuals will be modified to include the specific functionality added for the IRIDIUM System. Manuals will be delivered for the following subsystems: OMC-G, OMC-R, MOC (Release * only)
               GSC, ETS, ECS, ET. All of the detailed procedures required for system operation will be provided including, but not limited, to the following:

               --    Gateway/subsystem startup and shutdown
               --    Gateway routine operations (daily, weekly, monthly, yearly)
               --    System configuration and reconfiguration
               --    System performance monitoring
               --    Fault isolation routines and maintenance assistance
               --    Description of system alarms
               --    Gateway/subsystem equipment installation




----------------------------------

     * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

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                       MOTOROLA CONFIDENTIAL PROPRIETARY

4.3.5    GATEWAY TRAINING MATERIALS

               These materials developed by Motorola contain IRIDIUM-unique training materials including curriculum and courses of instruction. Supplier training material will be provided for reference to augment the Motorola training materials.

4.3.6    GATEWAY DEVELOPMENT VERIFICATION PROCEDURES

               A set of Motorola developed test procedures will be provided to verify each functional incremental software build. These procedures will be derived from the segment level verification matrices associated with each software build. The verification matrices will be developed from the IRIDIUM Gateway Segment Specification (B0).

4.3.7    GATEWAY PRODUCT DESCRIPTION

               A definitive Gateway product description will be provided. This document will contain baseline configuration data, subscriber services, PSTN interconnection, OA&M description, facility considerations, subsystem descriptions and capacity and growth planning.

4.3.8    GATEWAY CUSTOMER ACCEPTANCE TEST PROCEDURES

               This document will include the generic test procedures to be used for acceptance testing of a deployed Gateway. The procedures will be developed in accordance with the baseline Gateway Acceptance Test Plan of the Gateway Equipment Purchase Agreement.

4.3.9    GENERIC GATEWAY FACILITIES DESIGN PACKAGE

                     The generic Gateway facilities design is a conceptual
               engineering design of the central Gateway facility, the earth terminal facilities, and infrastructure within the direct site boundary. The package will include general layouts and arrangement of facilities, multi-discipline engineering drawings with some details, generic design criteria utilized for the design, multi-disciplined calculations (partial), a materials/equipment list, major





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                       MOTOROLA CONFIDENTIAL PROPRIETARY

               engineering specifications and selected data supporting certain parametric studies conducted by Motorola. The generic Gateway Facilities Design package will be made available in accordance with the schedule in the baseline Gateway purchase agreement.





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                       MOTOROLA CONFIDENTIAL PROPRIETARY

5.0      PROGRAM MANAGEMENT OBJECTIVES

                     Motorola shall assign a program manager to ensure
               execution plans are developed and performed in compliance with the terms of the TND contract. The program manager shall be the interface between the TND team and Iridium, Inc. on program performance matters. The program manager shall also be responsible for managing and monitoring the effort so that all TNDC requirements are fulfilled, that milestones are met, deliveries are made as scheduled, and program risks are identified and managed. The Motorola contract manager shall be the primary point-of-contact as regards all contract matters. Motorola shall provide engineering management so that all technical requirements and specifications are adequately identified and implemented using sound engineering methodologies.

6.0      PRE-COMMERCIAL SERVICE WARRANTY

                     The Pre-Commercial Service Warranty shall commence, with
               regard to Gateway Equipment, on the date such Gateway Equipment has successfully achieved Conditional Acceptance pursuant to the GEPA under which such Gateway Equipment was sold and shall terminate as of the start of the warranty period for such Gateway Equipment. The scope of the Pre-Commercial Service Warranty shall be scope of the "Pre-Commercial Service Warranty" as such is described in the GEPA under which such Gateway Equipment was sold.

7.0      GTAC SERVICES

                     The GTAC Services are comprised of the following
               telephonic support activities (as used herein, the term Gateway Operators refers to purchasers of Gateway Equipment as that term is defined in this Contract):

               A. The Motorola provided Gateway Technical Assistance Center ("GTAC") will be available to provide Iridium and Gateway Operators with telephone-based technical consultation 7 days per week, 24 hours per day. The GTAC staff will follow Motorola established procedures for problem logging, reporting, tracking, escalation, and closure. All calls and written or electronic correspondence will be transacted in the English language. Iridium and Gateway Operators will individually pay telephone





                                       21
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                       MOTOROLA CONFIDENTIAL PROPRIETARY

               charges for their calls to the GTAC. Motorola will pay telephone charges for its calls to the Gateway Operators and Iridium.

               B. The GTAC staff will operate in real-time to aid Iridium and the Gateway Operators in problem isolation and troubleshooting. In addition to the consultation the GTAC staff provides, certain remote dial-in diagnostics may also be performed on the Gateway with the Gateway Operator's permission. The GTAC staff will work on problems based on their designated priority level. Work on a previously reported problem may therefore be temporarily suspended if Iridium or another Gateway Operator requests assistance with a higher priority problem.

               C. Problems which cannot be directly resolved by the GTAC staff will be referred to Motorola gateway support engineers who shall have access to lab facilities as required to diagnose problems. Motorola will arrange for telephone consultation service and on-call support engineering assistance at each of the Subsystem Suppliers. Handling of problems escalated in this manner will also be governed by the designated priority levels.

               D. Problems reported through the GTAC will be tracked, compiled, and analyzed in terms of trend analysis and quality metrics tracking. Apparent patterns will trigger an in-depth investigation intended to result in preventive actions recommended for all applicable Gateways in the System. Iridium may review the reports on problems and results of trend analyses and quality metrics.

               E. The GTAC staff will also provide assistance to Gateway Operators during the Gateway Equipment purchaser-performed installation of new Software releases. This assistance will include the designation of loading, testing, verification and back-out procedures, as well as the coordination for timely installation of the Software across all Gateways in the System.

8.0      SUPPORT OF COMMERCIAL ACTIVATION ACTIVITIES

               A. The following items shall constitute the Commercial Activation Activities for purposes of the paragraphs in this
               Section 8.0:





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                       MOTOROLA CONFIDENTIAL PROPRIETARY



                     1.   Technical Trials
                     2.   Operational Trial
                     3.   Gateway Commissioning
                     4.   Subscriber Trials
                     5. Implementation, Testing, and Activation of Release 3 into the Gateway Equipment.
                     6.   Operations Data Network (ODN)

               B. Iridium and Motorola have established a joint plan to facilitate successful commercial activation of the IRIDIUM Communications System. These plans will continue to be reviewed on a periodic (generally, at least monthly) basis including without limitation at the following meetings:

                     1.   Periodic Iridium/Motorola technical staff reviews.

                     2. IRIDIUM Commercial Activation Review (ICAR): the jointly attended meeting that focuses on the status of Iridium's activities respecting the Commercial Activation Activities.

                     3. Joint monthly Commercial Activation Review: the jointly attended meeting that focuses on the status of joint activities in support of the optimized commercial activation program.

               Iridium shall have the opportunity to review and comment on the test plans, procedures and other documentation developed by Motorola, and on Motorola's performance, under this Section 8.0.

               C.    Technical Trials

               Motorola shall conduct the Technical Trials to assess the functional and performance capabilities of the IRIDIUM Communications System in operational environments.

               1. Motorola shall establish a Technical Trials test plan as an extension of Motorola's SI&T program to assess the functional and performance capabilities of the IRIDIUM Communications System in multiple, international operational environments. Except to the extent determined by Motorola to be unreasonable or inappropriate after consultation with Iridium, the Technical Trials are expected to include testing of: the quality of service provided to the end user; the IBSS; external interfaces to the IRIDIUM System;





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                       MOTOROLA CONFIDENTIAL PROPRIETARY

               Release * Services in an operational configuration with subscriber equipment in selected environments (e.g., rural, suburban, urban, dense urban, and in vehicle); and, some Release
               * Services. Iridium will be afforded commercially reasonable opportunity to review and comment on this test plan during the meetings referenced in paragraph 8.0 B above.

               2. The test environment for the technical trials tests is currently planned to include two operational Gateways (subject to availability and approval from such Gateway Operators), the SCS, the Constellation (to the extent available), pre-commercial ISUs, the IBSS, the Operations Data Network, a PSTN, and special test equipment as required. Iridium shall provide and obtain all approvals and access for all property and equipment for the test environment other than the pre-commercial ISUs, the ODN and the special test equipment to be obtained by Motorola.

               3. Upon completion of the Technical Trials Motorola shall provide a test report to Iridium covering results of the Technical Trials tests. The report shall include recommended actions to address adverse performance characteristics which affect the readiness of the System for Commercial Activation.

               D.    Operational Trial

               The purpose of the Operational Trial is for Iridium to test and verify, at a system level, that the IRIDIUM Communications System's technology environment, operational processes, procedures and personnel are ready to support commercial activation and subsequent operation of the IRIDIUM System. The Operational Trial is currently planned to include all operational network and business entities, including the SCS, GTAC, Iridium, Gateway Operators and Service Providers. It is expected to test end-to-end operational processes of the ITU defined Telecommunications Managed Network (TMN) model, including business, service, network and element management, the Operational Support Systems operation and usability to support operational work flow processes (IBSS and network OSS), and operational interfaces (network and business) between the SCS, GTAC, Gateways, Service Providers and Iridium. Since the flow of operations data is via the ODN, and Services Testing is not an objective of the Operational Trial, the Constellation shall be minimally used during this activity. The Operational Trial currently intends to use the first five (5) Gateways; subsequent Gateways are not currently intended to be a part of the Operational Trial. Motorola shall support the Operational Trial in accordance with paragraph F below with


----------------------------------

     * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.



                                       24
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                       MOTOROLA CONFIDENTIAL PROPRIETARY

               the SCS and GTAC resources determined to be appropriate during the Joint Monthly Commercial Activation Review as referenced in
               8.0 B.3. above. The support by Motorola shall end on the Commercial Activation Date. Iridium will be afforded the opportunity to review Motorola's performance related to this activity at the meetings referenced in paragraph 8.0 B above.

               E.    Gateway Commissioning

               The purpose of Gateway Commissioning is for Iridium to certify that the Gateway and its operations personnel are ready to be added to the Iridium communications network as an operational node. For the gateways which participate in the operational trial, commissioning is accomplished as a result of the operational trials. For subsequent Gateways, an abbreviated test of processes and procedures, and a verification of final configuration, shall be performed to certify operational readiness. Motorola shall support the Gateway Commissioning in accordance with paragraph F below with the SCS and GTAC resources determined to be appropriate during the joint monthly commercial activation review as referenced in 8.0 B.3. above. The support by Motorola shall end on the commercial activation date. The support by Motorola under this subparagraph shall end on the commercial activation date. Iridium will be afforded the opportunity to review Motorola's performance related to this activity at the meetings referenced in paragraph 8.0 B above.

               F.    Support of Operational Trial and Gateway Commissioning

               The SCS and the GTAC shall commence support for operations trials and Gateway Commissioning on or about April 1, 1998. The SCS support shall continue until release * services are commissioned on all Gateways. The GTAC support, as defined in
               Section 7.0 above, shall terminate on the earlier of September 23, 1998 or the first date of the commencement of the Gateway Performance Assurance Plan ("GPAP") under a GEPA.

               The SCS and GTAC support for the operational trial and Gateway Commissioning shall include assisting in the planning and definition of the operational trial and Gateway Commissioning activities, assisting in the development of the associated schedules, processes, procedures and scripts, prior to the start of the operations trial, and operational trial team participation during execution of the trial scripts. The SCS and GW development organizations shall have technical support personnel available to


-------------------------------

    * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.


                                       25
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                       MOTOROLA CONFIDENTIAL PROPRIETARY

               assist the SCS and GTAC operational entities in resolving problems in a timely fashion which may impact the trial activities.

               The SCS shall be staffed 24 hours a day, 7 days a week during the Operational Trial and Gateway Commissioning periods, and have personnel available to execute the required processes and procedures based upon pre-agreed scripts. The SCS shall assist in evaluating the effectiveness of the processes and procedures, and make modifications to procedures developed by Motorola as required.

               The SCS facilities and ODN shall be managed during the Operations Trials and Gateway Commissioning using normal production status configuration control and fault management processes. The Constellation is not required to be managed in a production status during the Operations Trails.

               G.    Subscriber Trials

               The purpose of the Subscriber Trials is for Iridium to exercise product and serve distribution channels and customer service processes to ensure their readiness for rapid ramp-up at commencement of full commercial operation. These trials are currently planned to verify that customer experiences with subscriber units and services in real life environments and conditions are consistent with the technical/operational capabilities of the system as encountered in the Technical and Operational Trials. Marketing characterizations of product/service features and performance are also intended to be verified during these trials. Subscriber trials are a "dress rehearsal" which shall allow introduction of IRIDIUM services to potential users prior to full commercial operation. Subscriber Trials are intended to be conducted globally with all market segments represented. Motorola shall support the Subscriber Trials with the SCS and GTAC resources determined to be appropriate during the Joint Monthly Commercial Activation Review as referenced in 8.0 B.3. above. The support by Motorola shall end on the Commercial Activation Date. The support by Motorola under this paragraph shall end on the Commercial Activation Date. Iridium will be afforded the opportunity to review Motorola's performance related to this activity at the meetings referenced in paragraph 8.0 B above.





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                       MOTOROLA CONFIDENTIAL PROPRIETARY

               H. Implementation, Testing and Activation of Release * into the Gateway Equipment

               Motorola shall, except to the extent determined by Motorola to be commercially unreasonable after consultation with Iridium, support Iridium's implementation (planning, loading and configuration), testing, and activation of Release * for the "First Office Application, Soak and Roll-Out" to all other Gateways by assisting Iridium in its planning and definition of Release * implementation, verification and activation; including the development of associated schedules, processes, procedures (including verification and back-out) and scripts. Motorola shall, except to the extent determined by Motorola to be commercially unreasonable after consultation with Iridium, make the GTAC available to Iridium for Release * issues on the same terms and conditions as in Section 7.0 above. In addition, Motorola shall, except to the extent determined by Motorola to be commercially unreasonable after consultation with Iridium, provide both on-site and in-plant support of Iridium's Release * efforts by supporting planning, procedure development, and execution activities related to loading, configuring, and testing Release * software in the Gateway Equipment components, including the ETC, ECS, SSS, OMC-G, OMC-R and Messaging. The support to be provided by Motorola under this subparagraph shall end upon the earlier of June 1, 1999 or the date that Release * is commissioned in the last Gateway Equipment (see definition of Gateway Equipment). Iridium will be afforded the opportunity to review Motorola's performance related to this activity at the meetings referenced in paragraph 8.0 B above.

               I.    Operations Data Network (ODN)

               (1)   ODN Connectivity:

               Motorola shall provide and manage the Operations Data Network
               (ODN), a frame relay network separate from the Space System and the Constellation, which links the Gateways and the MCF, and provides backup links to the BCF, or to other backup sites at which the Network Management Function and the redundant MTC may be located. The ODN shall include links and capacity as designated by Iridium LLC for IBSS requirements, including connectivity of remotely located GBS installations. Availability of the ODN shall be consistent with the requirements for reliable delivery of the traffic carried, and Motorola and Iridium shall periodically review ODN performance data and make adjustments, if required, as mutually agreed.


----------------------------------

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         pursuant to Rule 406 of the Securities Act of 1933.

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                       MOTOROLA CONFIDENTIAL PROPRIETARY

               (2)   ODN Capacity, Traffic Allocation and Cost Allocation

               Initial Capacity:

               Initially, Motorola shall provide a * link between the frame relay network and each gateway and a * link between the frame relay network and the MCF. Sizing of the link to the BCF, or to other backup sites at which the Network Management Function and the redundant MTC may be located shall be sufficient to accommodate the equivalent traffic as would be carried by the link to the MCF. In addition, Motorola shall provide links to remotely located GBS sites, as designated by Iridium LLC. Such remote site designations and the initial capacity of each link shall be communicated to Motorola by Iridium LLC by a mutually agreeable date consistent with the Commercial Activation schedule.

               Anticipated Traffic

               Traffic (data) to be transported by the ODN includes:

               -Motorola responsible network management data between the MCF and the Gateways and message delivery requests from the MOC to the MTC.

               -Iridium LLC responsible Call Detail Record traffic among GBS (whether colocated with the gateway or remotely located), Gateway and IBS (whether colocated with MCF or remotely located).

               Motorola shall provide network management capabilities to monitor and measure the various traffic types at the Control Facilities and Gateways. This data will be shared between Motorola and Iridium LLC in order to jointly plan network capacity allocations and adjustments.

               Cost Allocation:

               Motorola shall procure and manage the configuration, operation and maintenance of the entire ODN. Iridium LLC will reimburse Motorola for the following costs:

               -Non-recurring installation charges and recurring operating costs for links with GBS installations remote from the Gateways and IBS installations remote from the MCF.

----------------------------------

     * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

                       MOTOROLA CONFIDENTIAL PROPRIETARY

               -Non-recurring installation charges and recurring operating costs for the IBSS traffic and associated links beyond the cost of the initially installed capacity as described above.

               Each party has first rights to capacity it acquires for its respective traffic. To the extent spare link capacity exists, Motorola and Iridium mutually agree to share such spare capacity in order to achieve more efficient use by both parties of installed capacity and to minimize unnecessary expansion costs by either party.

                       MOTOROLA CONFIDENTIAL PROPRIETARY





                                   APPENDIX A


                      GATEWAY TNDC PERFORMANCE OBJECTIVES


                                 JULY 13, 1995

                                       *




----------------------------------

     * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

                                      A-i
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




                                       *








----------------------------------

     * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.


                                     A-1
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

                                       *




----------------------------------

     * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

                                     A-2
                      MOTOROLA CONFIDENTIAL PROPRIETARY

                                       *




----------------------------------

     * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

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




                                       *





----------------------------------
     * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

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




                                       *




----------------------------------

     * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

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





                                       *




----------------------------------

     * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

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





                                       *




----------------------------------

     * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

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





                                       *




----------------------------------

     * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

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





                                       *




----------------------------------

     * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

                                     A-9
                      MOTOROLA CONFIDENTIAL PROPRIETARY

                                      *



----------------------------------

     * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

                                     A-10
                      MOTOROLA CONFIDENTIAL PROPRIETARY

                                       *




----------------------------------

     * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

                                     A-11
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                       MOTOROLA CONFIDENTIAL PROPRIETARY

                                      *


---------------
  * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.


                                     A-12
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                       MOTOROLA CONFIDENTIAL PROPRIETARY

                                 THE IRIDIUM(R)
                    TERRESTRIAL NETWORK DEVELOPMENT CONTRACT


                                   APPENDIX B

                        DESCRIPTION OF IRIDIUM SERVICES

                 (CONFORMED 1/14/97 TO INCLUDE AMENDMENT NO. 2)

Terrestrial Network Development Contract

                                   APPENDIX B

1.        INDEX OF TELEPHONY SERVICES AND FEATURES
          The following list represents the set of system level services and features that the Gateway will support.

1.1       BASIC TELESERVICES                                                            AVAILABILITY
          SERVICE / FEATURE                                                             ------------
          -----------------                                                             Release *
          1.      Telephony                                                             Release *
          2.      Emergency Calls


1.2       SUPPLEMENTARY SERVICES                                                        AVAILABILITY
          SERVICE / FEATURE                                                             ------------
          -----------------
          Call Offering Supplementary Services
             1.   Call Forwarding unconditional (CFu)                                   Release *
             2.   Call Forwarding On Mobile Subscriber Busy (CFb)                       Release *
             3.   Call Forwarding On No Reply (CFnr)                                    Release *
             4.   Call Forwarding on mobile not reachable (CFNRc)                       Release *
          Call Completion Supplementary Services
             1.   Call Hold (HOLD)                                                      Release *
             2.   Call Waiting (CW)                                                     Release *
          Call Charging Supplementary Services
             1.   Advice of Charge                                                      Release *
             2.   Debit Card                                                            Release *
          Call Restriction Supplementary Services
             1.   Barring of all Outgoing calls (BAOC)                                  Release *
             2.   Barring of all Incoming Calls (BAIC)                                  Release *
          Community of Interest Supplementary Services
             1.   Closed User Group (CUG)                                               Release *
          Multi-Party Supplementary Services
             1.   Multi-Party Service (MPTY)                                            Release *


1.3       BEARER SERVICES                                                               AVAILABILITY
          SERVICE / FEATURE                                                             ------------
          -----------------
                                                                                        Release *
                            *                                                           Release *
                                                                                        Release *
             4.   Automatic Facsimile (FAX)                                             Release *


1.4       TELEPHONE FEATURES

1.4.1     BASIC TELEPHONY FEATURES                                                      AVAILABILITY
          SERVICE / FEATURE                                                             ------------
          -----------------
             1.   PLMN Subscription                                                     Release *
             2.   Mobility                                                              Release *
             3.   Charging Services                                                     Release *
             4.   Basic Identification                                                  Release *
             5.   Support of DTMF                                                       Release *
             6.   Multinumbering                                                        Release *
             7.   Single numbering                                                      Release *
             8.   Subscriber Identity Authentication                                    Release *


----------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.


                                     B-2
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                                   APPENDIX B

             9.   Subscriber Identity Confidentiality procedures                        Release *
             10.  Announcements and Supervisory Tones                                   Release *
             11.  IARSTAT (Inter-administrative Revenue Accounting                      Release *
             *                                                                          Release *
             13.  Basic International Mobile Equipment Identity (IMEI) Checking)        Release *
             *                                                                          Release *

1.4.2     SUPPLEMENTARY TELEPHONY FEATURES                                              AVAILABILITY
          SERVICE / FEATURE                                                             ------------
          -----------------
             1.   Attach / Detach                                                       Release *
             2.   VLR / HLR restoration according to GSM Phase II                       Release *
             3.   Intercept (basic)                                                     Release *
             *                                                                          Release *

---------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.


                                      B-3
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                                   APPENDIX B

2.        Index Messaging Services

2.1       BASIC DIRECTED MESSAGING SERVICES                                             AVAILABILITY
          SERVICE / FEATURE                                                             ------------
          -----------------
             1.   Directed Message Service (DMS)                                        Release *

2.1.1     DMS FEATURES AND SUPPLEMENTARY SERVICES                                       AVAILABILITY
          SERVICE / FEATURE                                                             ------------
          -----------------
             1.   Subscriber Service Session                                            Release *
             2.   Delivery Area Specification                                           Release *
             3.   Message Recall / Message Retransmit                                   Release *
                                                                                        Release *
                                                                                        Release *
                            *                                                           Release *
                                                                                        Release *
                                                                                        Release *

2.1.2     DMS VOICE MESSAGING SUPPLEMENTARY SERVICES                                    AVAILABILITY
          SERVICE / FEATURE                                                             ------------
          -----------------
             1.   Subscriber Service Session                                            Release *
             2.   Message Recall                                                        Release *
                            *                                                           Release *
                                                                                        Release *


2.2       TELEPHONY VOICE - MESSAGING                                                   AVAILABILITY
          SERVICE / FEATURE                                                             ------------
          -----------------
             1.   Enhanced Call Completion                                              Release *
             2.   Telephony Voice Messaging                                             Release *


2.2       TELEPHONY VOICE - MESSAGING SUPPLEMENTARY SERVICES                            AVAILABILITY
          SERVICE / FEATURE                                                             ------------
          -----------------
             1.   Subscriber Service Session                                            Release *
             2.   Message Recall                                                        Release *
                            *                                                           Release *
                                                                                        Release *
             5.   Store and Forward Fax                                                 Release *

---------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

                                     B-4
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
 Terrestrial Network Development Contract

                                   APPENDIX B

3.       DESCRIPTION OF IRIDIUM SUBSCRIBER SERVICES

3.1.    BASIC SERVICES

         1.  Telephony
               The service which provides the transmission of speech, information and audible signaling tones of the PSTN / ISDN.


                                      *


         2.  Emergency Calls

               The Teleservice which provides a standardized access method to Emergency calling services throughout all Iridium Gateways. In addition, national emergency call numbers of PSTN/ISDN will be usable from the ISU.


                                      *


3.2     SUPPLEMENTARY SERVICES

         Supplementary services offer enhancements to the basic call handling functions offered on a per-subscriber basis. These services cannot be offered as "stand-alone" services, but rather must supplement an existing basic service

         1.  Call Forwarding Unconditional (CFU)

               The supplementary service which permits a called mobile subscriber to have the network send all incoming calls, or just those associated with a specific Basic service, addressed to the called mobile subscriber's directory number to another directory number. The ability of the served mobile subscriber to originate calls is unaffected. If this service is activated, calls are forwarded no matter what the condition of the termination.

         2.  Call Forwarding Mobile Subscriber Busy (CFB)

               The supplementary service which permits a called mobile subscriber to have the network send all incoming calls, or just those associated with a specific Basic service, addressed to the called mobile subscriber's directory number and which meet mobile subscriber busy to another directory number. The ability of the served mobile subscriber to originate calls is unaffected. If this service is activated, a call is forwarded only if the call meets mobile subscriber busy.

         3.  Call Forwarding on No Reply

               The supplementary service which permits a called mobile subscriber to have the network send all incoming calls, or just those associated with a specific Basic service,


---------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

                                      B-5
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                                   APPENDIX B

               addressed to the called mobile subscriber's directory number and which meet no reply to another directory number. The ability of the served mobile subscriber to originate calls is unaffected. If this service is activated, a call is forwarded only if the call meets no reply.

         4.  Call Forwarding on Mobile Subscriber Not Reachable (CFNRc)

               The supplementary service which permits a called mobile subscriber to have the network send all incoming calls, or just those associated with a specific Basic service, addressed to the called mobile subscriber's directory number, but which cannot be reached due to radio congestion, no paging response or because the subscriber is not registered, to another directory number.

         5.  Call Hold (HOLD)

               The supplementary service which allows a served mobile subscriber to interrupt communication on an existing call and then subsequently, if desired, re-establish communication. The traffic channel remains assigned to the mobile subscriber after the communication is interrupted to allow the origination or possible termination of other calls.

         6.  Call Waiting (CW)

               The Call Waiting Service permits a mobile subscriber to be notified of an incoming call (as per basic call procedures) while the traffic channel is not available for the incoming call. Subsequently, the subscriber can either accept, reject, or ignore the incoming call.

         7.  Advice of Charge (AoC)

               This service provides the means by which the ISU may indicate an accurate estimate of the charge that will be made for the use of telecommunication services. Advice of Charge - Charge level is intended for applications where the user is generally not the subscriber but is known to the subscriber, and where the user pays the subscriber, rather than the Gateway Operator or alternatively where the charge information service supports another feature (i.e. debit card or Payphone). While such features are specified as part of the mobile station, the Advice of Charge feaure - Charge level provides system support of these mobile station features.

         8.  Barring of Outgoing Calls (BAOC)

               The supplementary service which makes it possible for a mobile subscriber to prevent all outgoing calls or just those associated with a specific Basic service. The ability of the served mobile subscriber to receive calls remains unaffected. The ability to set-up emergency calls remains unaffected.

         9.  Barring of all Incoming Calls (BAIC)

               The supplementary service which makes it possible for a mobile subscriber to prevent all incoming calls or just those associated with a specific Basic service. The ability of the served mobile subscriber to originate calls remains unaffected.





                                      B-6
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                                   APPENDIX B

         10.  Closed User Group (CUG)

               The supplementary service which provides the possibility for a group of subscribers, connected to the IRIDIUM system and/or the ISDN, to intercommunicate only among themselves and, if required, one or more subscribers may be provided with incoming/outgoing access to subscribers outside this group.

         11.  MultiParty Service (MPTY)

               The supplementary service which provides a mobile subscriber with the ability to have a multi-connection call, (i.e. a simultaneous communications) between up to * parties.

3.3   BEARER SERVICES

                                      *


---------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.


                                      B-7
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                                   APPENDIX B

                                      *

         2.  Facsimile Service (FAX)

               The Bearer service which allows the connection and operation of Facsimile (FAX) apparatus (send and/or receive) to the IRIDIUM Subscriber Units of the IRIDIUM system. Facsimile connections may be established between a mobile subscriber in the IRIDIUM network to or from * apparatus in the PSTN or the ISDN. Connections to or from other types of facsimile apparatus in the fixed network will also be possible using the appropriate interworking functions of the PSTN and/or ISDN if provided. The Facsimile service in the IRIDIUM network is implemented as a Store and Forward service only.

                                      *

3.3.1.  BASIC FEATURES

         The following features are used to support basic telephony.

         1.  PLMN Subscription

               The subscription function permits participation in teleservices by the mobile subscriber and is provide for by the subscriber's Home Gateway.

         2.  Mobility

               This function provides for the possibility of mobile subscriber's to roam in large areas within a Gateway or to roam from one Gateway area to another, initiating a location update procedure when it is recognized that the mobile has changed locations.

         3.  Charging Services

               This function comprises the task of obtaining all mobile subscriber call detail information required to determine charges. Formatting these data items into billing


---------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

                                     B-8
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                                   APPENDIX B

               records is provided at the appropriate time after the termination of each mobile subscriber telecommunication service.

         4.  Basic Identification


                                      *


         5.  Support of DTMF

               This function allows DTMF tone signaling to be passed reliably in either direction (Mobile to Land, Land to Mobile, Mobile to Mobile) during an established call.

               Dual Tone Multi Frequency (DTMF) is an in-band one out of four plus one out of four signaling system, primarily used from terminal instruments in telecommunication networks. The international recommendations which apply are CEPT recommendations T/CS 34-08 (sender) and T/CS 46-02 (receiver) and domestic standards CCITT Q.22 through Q.25.

         6.  Multinumbering

               One or more (e.g. a set) of MSISDN numbers can be assigned to one mobile subscriber. Each MSISDN can be associated with a specific Bearer Service capability (e.g. MSISDNx = FAX, MSISDNy = voice).

         7.  Single numbering

               A single MSISDN can be associated with one mobile subscriber for Voice, Data and Facsimile services (e.g. MSISDNx = voice, data and FAX). Calls utilizing a specific



---------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.


                                      B-9
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                                   APPENDIX B

               service can be delivered to an Iridium mobile subscriber using a single MSISDN provided the call originated from either another Iridium mobile subscriber (e.g. mobile to mobile call) or from a fixed network that provides Bearer Service capability information upon call setup (e.g. calls oroginating only from an ISDN).

         8.  Subscriber Identity Authentication

               Subscriber identity (IMSI) authentication is the corroboration by the land-based part of the system that the subscriber identity (IMSI or TMSI), transferred by the mobile subscriber within the identification procedure at the radio-path, is the one claimed.

         9.  Subscriber Identity Confidentiality procedures

                                      *

         10.  Announcements and Supervisory Tones

                                      *

         11.  IARSTAT (Inter-administrative Revenue Accounting)

               The IARSTAT is used for call accounting in Inter Administrative Network Traffic between the IRIDIUM network and other networks. This function contains all basis procedures for the switching subsystem including coordinating control functions, security and operating functions.

                                      *


---------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.


                                      B-10
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                                   APPENDIX B

         13.  Basic International Mobile Equipment Identify (IMEI) Checking

               IMEI checking is utilized to guard against the usage of stolen mobile station equipment or mobile station equipment for which the use in the IRIDIUM Telecommunications Network can not or no longer be tolerated for technical reasons (e.g. degraded functionality of the mobile station such that interference to the network could result).

                                      *

                                      *

3.3.2.   SUPPLEMENTARY TELEPHONY FEATURES

         Although not necessary for the support of basic telephony (e.g. "POTS"), the following system features will be supported.

         1.  Attach / Detach

                                      *

         2.  VLR/HLR restoration according to GSM Phase II

               Updated procedures (GSM Phase II) provide enhanced VLR / HLR restoration procedures through the ability to retrieve mobile subscriber information from the HLR


---------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.


                                      B-11
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                                   APPENDIX B

               without triggering an location update. The result is a reduction of usage of network resources. Specification for Phase II restoration are according to GSM 03.07.

         3.  Intercept

               This service provides the ability for Authorized Agencies (e.g. Police, secret services, etc.) to monitor mobile subscribers in the IRIDIUM telecommunications network. Monitoring applies to network clients (subscribers in their home Gateway) as well as to foreign "roamers". Monitoring is accomplished within the gateway where the Intercept feature is invoked by

                                      *


               The provision of the Monitoring Center equipment is the responsibility of the monitoring agent.

                                      *

         5.  Debit Card

               This feature provides a pre-paid, realtime debit service which allows users of the Iridium telecommunications system to purchase airtime and other related call charges in packages of incremental sizes (based in minutes of usage). The Debit Card functionality must be provided through the Iridium Subscriber Unit and is supported at the network and Gateway level by other telephony Supplementary features (e.g. Advice of Charge).




---------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.


                                      B-12
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                                   APPENDIX B


4.       MESSAGING SERVICES

IRIDIUM Messaging Services can be categorized by those available to messaging subscribers and those available to telephony subscribers. These messaging services are supported by the Messaging Infrastructure. Some depend on the existence of Telephony services to be utilized, while others are dependent on basic Messaging Services. The delivery mechanism of the two categories of messaging services varies also and will be described in the appropriate delivery sections.

Basic Messaging services are those services providing the complete capability for Messaging communications between users according to protocols established by design and agreement between network operators and Service Providers. Supplementary Services modify or supplement a basic service. Supplementary services cannot be offered to an IRIDIUM subscriber as a stand-alone service. They must be offered in association with a basic service. The same supplementary service may be applicable to a number of Messaging services.

4.1.     DIRECTED MESSAGING SERVICES FOR MESSAGING SUBSCRIBERS

4.1.1.   BASIC DIRECTED MESSAGE SERVICE (DMS)

         Directed Messaging Service, or DMS , is a unidirectional service which allows for the origination and delivery of numeric and alphanumeric messages to Message Termination Devices (MTDs, aka-pages). Callers desiring to originate a message to a messaging subscriber must access the Messaging Infrastructure and identify the messaging subscriber and the desire service. Origination session types supported are voice connection and data connection. Dual Tone Multi-Frequency (DTMF) is required for origination and access sessions via a voice connection. Input devices for data connections include some type of computer terminal or remote entry device (e.g. Alphamate). The first operational system will limit numeric messages to 20 4-bit BCD digits and alphanumeric messages to 464 bits of character information maximum with an average of 320 bits of character information. The Gateway Messaging Subsystem will be designed to support alphanumeric messages up to * (e.g. * characters). The encoding currently supported for alphanumeric messages is * which translates to * characters maximum and * characters average. The messages are stored for later reference if needed and delivered to a location specified by the subscriber.

4.1.2.   DMS FEATURES & SUPPLEMENTARY SERVICES

If provisioned for Directed Messaging Basic Service, the following features are provided and the supplementary services are available for subscription. Once subscription is complete, the subscriber has control of activating and deactivating the supplementary services and accessing features.



---------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.


                                      B-13
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                                   APPENDIX B

         1.  Subscriber Service Section

               The Subscriber Service Session (SSS) feature provides for mailbox maintenance and profile management by the subscriber. The session is password protected, thereby only permitting service to authorized users. Profile management includes password setting, delivery area specification, greeting recording, default language specification for prompts and enunciating numeric messages, and service settings.

         2.  Delivery Area Specification

               The location of where DMS messages need to be delivered must be known to the system prior to delivery. The delivery area is specified by selecting one or multiple * Message
               Delivery Areas (MDAs) from a predefined set of MDAs. Each MDA specifies an area on the globe. The range of MDAs is *.

                                      *

               Typically the subscriber sets the delivery area via a Subscriber Service Session (SSS) or via a Service Provider.


                                      *


               It is the responsibility of the Service Providers to provide the MDA definition information to their subscribers.

                                      *


         3.  Message Recall/Message Retransmit

               Message Recall / Message Retransmit service is a DMS feature that allows the subscriber to inspect the DMS messages in his mailbox. The system has the capability to retransmit all messages in the mailbox to the subscriber's MTD, and to enunciate (in the subscriber's default language), via a voice connection, the numeric messages. All deposited messages are statused as to the deposit date and time, message class (urgent, normal), plus the sequence number of the message.

                                      *


---------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.


                                      B-14
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                                   APPENDIX B

                                      *




---------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.


                                      B-15
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 Terrestrial Network Development Contract

                                      *

4.1.3.   DMS VOICE MESSAGING

               The Voice Messaging (VM) service is a supplementary service which allows the ability to record, store, retrieve and manipulate spoken messages. All VM messages are recorded accurately and allow a caller to leave detailed information in their own voice, with all the inflections and tonal qualities which this form of communications allows.


---------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.


                                      B-16
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                                   APPENDIX B



               The Messaging Infrastructure can support DMS VM notifications up to * bits (e.g. * characters). The first operational system will limit DMS VM numeric notifications to 20 4-bit BCD digits and alphanumeric notifications to * of character information
               (i.e.  *  characters).

4.1.4.   DMS VOICE MESSAGING SUPPLEMENTARY SERVICES

         1.  Subscriber Service Session

               The Subscriber Service Session (SSS) feature provides for mailbox maintenance and profile management by the subscriber. The session is password protected, thereby only permitting services to authorized users. Profile management includes password setting, delivery area specification for notifications, greeting and voice signature recording, default language specification for prompts, and service settings.

         2.  Message Recall

               Message Recall service is a VM feature that allows the subscriber to listen to the VM messages in this mailbox. All deposited VM messages are statused as to the deposit date and time, and message class (urgent, normal).

                                              *


---------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.


                                      B-17
                       MOTOROLA CONFIDENTIAL PROPRIETARY

 Terrestrial Network Development Contract

                                   APPENDIX B

4.2.     TELEPHONY VOICE - MESSAGING

         1.  Enhanced Call Completion

               Enhanced Call Completion service is a feature of the IRIDIUM telephony service and is intended to be offered to every IRIDIUM telephony user. Enhanced Call Completion service permits a called IRIDIUM telephony subscriber to be informed via a message from the caller when an incoming call addressed to the called mobile subscriber's directory number met the telephony definition of "not reachable". In operation, ECC service is invoked as the result of a failure to reach an ISU (mobile terminated call) due to the telephony condition "mobile subscriber not reachable". It allows a caller to input a 20 digit message to be delivered to the telephony subscriber.

               Although this service utilizes the call forwarding supplementary services of telephony, the subscriber will not be required to subscribe to call forwarding for ECC service. If the telephony subscriber desires to explicitly use call forwarding services (for other purposes such as forwarding on busy to Voice Messaging), the subscriber must subscribe to call forwarding.

               The Enhanced Call Completion message is delivered to the ISU subscriber in the same location as is currently identified for that subscriber's telephony service

                                            *

               Precedence is given to normal IRIDIUM telephony call forwarding services over those of ECC. If the subscriber explicitly forwards his calls on "not reachable" to another number or to his Voice Messaging, these take precedence over ECC. Only the deactivation of the explicit call forwarding will reactivate ECC. A call normally forwarded for telephony will not be forwarded to the ECC service, no matter what the number of forwardings may be.

         2.  Telephony Voice Messaging

               The Voice Messaging (VM) service is supplementary service which allows the ability to record, store, retrieve and manipulate spoken messages. All VM messages are recorded accurately and allow a caller to leave detailed information in their own voice, with all the inflections and tonal qualities which this form of communications allows.

               Telephony VM notifications are delivered to telephony subscribers on their mobile stations (ISUs). The Messaging Infrastructure can support Telephony VM notifications up to * (i.e. * characters). The first operational system will limit Telephony VM notification messages to * (i.e. * characters), either numeric or alphanumeric.

4.2.1.   TELEPHONY VOICE MESSAGING SUPPLEMENTARY SERVICES

         1.  Subscriber Service Session

               The Subscriber Service Session (SSS) feature provides for mailbox maintenance and profile management by the subscriber. The session is password protected, thereby


---------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.


                                      B-18
                       MOTOROLA CONFIDENTIAL PROPRIETARY

 Terrestrial Network Development Contract

                                   APPENDIX B

               only permitting services to authorized users. Profile management includes password setting, delivery type specification for notifications, destination address (MTD or ISU), greeting and voice signature recording, default language specification for prompts, and service settings. The destination address (MTD or ISU) is customizable via the Service Provider.

         2.  Message Recall

               Message Recall service is a VM feature that allows the subscriber to listen to the VM messages in his mailbox.

                                      *

         5.  Store and Forward Fax

               Fax transmission between ISU and PSTN users, and between ISU and ISU users, employs a two-stage store and forward approach. PSTN users can use their current analog (i.e., 2 wire) * machines.


---------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.


                                      B-19
                       MOTOROLA CONFIDENTIAL PROPRIETARY

                                   APPENDIX C


               DESCRIPTION OF GATEWAY MANAGEMENT FUNCTIONAL AREAS





                 (CONFORMED 1/14/97 TO INCLUDE AMENDMENT NO. 2)

                       MOTOROLA CONFIDENTIAL PROPRIETARY

C1.0    GATEWAY MANAGEMENT FUNCTIONAL AREAS

        Gateway Network Management features are provided to support the following categories of functions:

        - Performance Management provides functions to collect, evaluate and report on the performance of the Gateway and the effectiveness of the Gateway Subsystems

        - Fault Management is a set of functions that enable the detection, isolation, correction, and presentation of abnormal operation of the Gateway and its Subsystems

        - Configuration Management provides functions to exercise control over, identify, collect data from, and provide data to Gateway Subsystems

        - Accounting Management provides a set of functions that enable the use of Network services to be measured and the costs of such use to be determined

        - Security Management provides functions to protect the Gateway from unauthorized access and/or control

        While all of these categories must be supported by the Gateway, the features which support these categories will vary in the degree of automation.

        In general, the Gateway will require an operations staff that can use these features to operate. The degree of automation will depend on need, schedule, and budget constraints of the cooperating operational systems in the network (e.g., SCS, GBS, Gateway).

C2.0    GATEWAY FEATURES RELATED TO NETWORK OA&M

        The following features will be supported by the Gateway, which in turn can be used to support network level operations (i.e., the interactions of the GW with other segments of the network such as SCS & GBS--Gateway Business System). It is assumed that the Gateway Business System (GBS)
        will be available to SATCOM              *



----------------------------------

     * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

                       MOTOROLA CONFIDENTIAL PROPRIETARY

                       MOTOROLA CONFIDENTIAL PROPRIETARY


C2.1    GATEWAY CONFIGURATION MANAGEMENT SERVICES--RELATED TO NETWORK O&M
        -       Gateway status data (GW-STATD)                                          (Rel *)
        -       Asynchronous Gateway status change propagation to SCS and/or GBS        (Rel *)
        -       Network status data (NW-STATD)                                          (Rel *)
        -       Gateway configuration data received from SCS and/or GBS                 (Rel *)
        -       Direct Gateway configuration by SCS and/or GBS via Remote Login         (Rel *)
        -       Gateway inventory management                                            (Rel *)

C2.2    GATEWAY FAULT MANAGEMENT SERVICES--RELATED
        TO NETWORK O&M
        -       Gateway Fault propagation to SCS and/or GBS                             (Rel *)
        -       Trouble tickets and maintenance tickets                                 (Rel *)
        -       Direct Fault and maintenance support from SCS and/or GBS via Remote     (Rel *)
                Login
        -       Test procedure requests by SCS and/or GBS via Maintenance Orders        (Rel *)

C2.3    GATEWAY PERFORMANCE MANAGEMENT SERVICES--RELATED
        TO NETWORK O&M
        -       Gateway performance and workload data (GPWD) propagation to SCS         (Rel *)
                and/or GBS
        -       Standard performance reports                                            (Rel *)
        -       Custom performance reports                                              (Rel *)
        -       Performance Measurement Thresholding                                    (Rel *)
        -       SCS and/or GBS access to performance reports via Remote Login           (Rel *)

C2.4    GATEWAY ACCOUNTING MANAGEMENT SERVICES--RELATED TO
        NETWORK O&M
        -       Notification of CDR availability on a scheduled basis to SCS
                and/or GBS                                                              (Rel *)
        -       Requested CDR propagation_ to SCS and/or GBS                            (Rel *)
        -       Asynchronous HCDR propagation_ to SCS and/or GBS                        (Rel *)

C2.5    GATEWAY SECURITY MANAGEMENT SERVICES--RELATED TO
        NETWORK O&M
        -       Management User access control                                          (Rel *)
        -       Management User authentication                                          (Rel *)
        -       Management User authorization                                           (Rel *)
        -       Security monitoring                                                     (Rel *)

C3.0    GATEWAY FEATURES RELATED TO LOCAL OA&M
        The following features will be supported by the Gateway, and are used to support local operations of the Gateway.

C3.1    GATEWAY LOCAL O&M SERVICES - CM
        -       Local configuration data generation                                     (Rel *)
        -       Network and local configuration data download (includes software and    (Rel *)
                control data)
        -       Direct device configuration (via Pass-Thru)                             (Rel *)
        -       Subscriber configuration                                                (Rel *)
        -       Equipment status                                                        (Rel *)
        -       Inventory management                                                    (Rel *)
        -       Backup, recovery, and archiving                                         (Rel *)
        -       GW-STATD calculation and reporting                                      (Rel *)




----------------------------------

     * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

                       MOTOROLA CONFIDENTIAL PROPRIETARY

                       MOTOROLA CONFIDENTIAL PROPRIETARY


C3.2    GATEWAY LOCAL O&M SERVICES - FM
        -       Fault detection, notification, and isolation                            (Rel *)
        -       Fault circumvention and/or correction                                   (Rel *)
        -       Execution of audits and diagnostics (on-demand and scheduled)           (Rel *)
        -       Fault logging, presentation, and updating                               (Rel *)
        -       Trouble tracking                                                        (Rel *)
        -       Maintenance scheduling                                                  (Rel *)

C3.3    GATEWAY LOCAL O&M SERVICES - PM
        -       Performance data collection and reporting                               (Rel *)
        -       Performance data analysis                                               (Rel *)
        -       Scheduled and on-demand collection and reporting                        (Rel *)
        -       Standard and Custom report generation                                   (Rel *)
        -       Threshold monitoring and generation                                     (Rel *)
        -       GPWD determination and reporting                                        (Rel *)

C3.4    GATEWAY LOCAL O&M SERVICES - AM
        -       CDR generation, output, monitoring and storage                          (Rel *)
        -       HCDR generation, output, monitoring and storage                         (Rel *)

C3.5    GATEWAY LOCAL O&M SERVICES - SM
        -       Management User access control                                          (Rel *)
        -       Management User authentication                                          (Rel *)
        -       Management User authorization                                           (Rel *)
        -       Management Security monitoring                                          (Rel *)

C3.6    GATEWAY O&M SERVICES TO SUPPORT MESSAGING
        -       Update Appropriate O&M Services as Required                             (Rel *)



----------------------------------

     * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

                       MOTOROLA CONFIDENTIAL PROPRIETARY

                                  Attachment 1

                                FORM OF WARRANT

NEITHER THE WARRANTS REPRESENTED BY THIS WARRANT CERTIFICATE NOR THE CLASS 1 MEMBERSHIP INTERESTS OF IRIDIUM LLC (THE "COMPANY") FOR WHICH THE WARRANTS REPRESENTED BY THIS WARRANT CERTIFICATE ARE EXERCISABLE (THE "WARRANT SHARES") MAY BE OFFERED OR SOLD IN THE UNITED STATES ABSENT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND ANY APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM THOSE REGISTRATION REQUIREMENTS. ACCORDINGLY, THE HOLDER OF THIS WARRANT CERTIFICATE SHALL NOT BE ENTITLED TO TRANSFER OR EXERCISE SUCH HOLDER'S WARRANTS AT ANY TIME UNLESS, AT THE TIME OF SUCH TRANSFER OR EXERCISE, (I) A REGISTRATION STATEMENT UNDER THE ACT RELATING TO THE WARRANTS OR THE WARRANT SHARES, AS THE CASE MAY BE, HAS BEEN FILED WITH, AND DECLARED EFFECTIVE BY, THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"), AND NO STOP ORDER SUSPENDING THE EFFECTIVENESS OF SUCH REGISTRATION STATEMENT HAS BEEN ISSUED BY THE SEC OR (II) THE TRANSFER OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE OR THE ISSUANCE OF THE WARRANT SHARES IS PERMITTED PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT.

TRANSFER OF THE WARRANTS REPRESENTED BY THIS WARRANT CERTIFICATE AND THE WARRANT SHARES IS ALSO RESTRICTED BY THE TERMS OF A LIMITED LIABILITY COMPANY AGREEMENT, DATED AS OF JULY __________, 1996 BY AND AMONG THE PARTIES NAMED THEREIN (THE "LLC AGREEMENT"). A COPY OF THE LLC AGREEMENT IS ON FILE AND AVAILABLE FOR INSPECTION BY THE HOLDER OF THIS WARRANT CERTIFICATE AT THE COMPANY'S PRINCIPAL EXECUTIVE OFFICES.

TRANSFER OF THE WARRANT SHARES IS ALSO RESTRICTED FROM FIVE YEARS FROM THE ORIGINAL DATE OF THE ISSUANCE THEREOF. SEE SECTION 7 HEREIN.


No. __________________Warrants
WARRANT TO PURCHASE CLASS 1 MEMBERSHIP INTERESTS

of

IRIDIUM LLC

This Warrant Certificate certifies that _________, or registered permitted assigns, is the registered holder of ________ warrants expiring _________ to purchase an aggregate of _________________ Class 1 Membership Interests in the Company (the "Class 1 Interests"), of Iridium LLC, a Delaware limited liability company (the "Company"). The Warrants evidenced hereby are part of a duly authorized issue of Warrants of the Company (the "Warrants") all evidenced by Warrant Certificates substantially similar to this Warrant Certificate. Each Warrant entitles the holder upon exercise to purchase from the Company at any time on or after __________________ and prior to 5:00 p.m. New York City time on ___________________, one Class 1 Interest ("Warrant Share") upon surrender of this Warrant Certificate to the Warrant Agent, subject to the conditions set forth herein. The number of Warrant Shares purchasable upon exercise thereof are subject to adjustment upon the occurrence of certain events set forth herein. Exercise of a Warrant by a person other than the registered holder named above is subject to the approval of such person for admission as a Member of the Company by the Members of the Company who may grant or withhold such consent in their absolute discretion. Warrant Shares shall not be transferrable for a period of five years from the original date of the issuance thereof and will bear a legend to that effect.

SECTION 1. EXERCISE OF THE WARRANTS. Warrants may be exercised at any time on or after ___________ and prior to 5:00 p.m. New York City time on ___________ (the "Expiration Date"). The holder of Warrants evidenced by this Warrant Certificate may exercise such Warrants by surrendering this Warrant Certificate, with the form of election to purchase set forth hereon properly completed and executed, together with payment to the Company of the Exercise Price for each Warrant then exercised. Exercise of this Warrant by a person other than the registered holder named in the preamble of this Warrant is subject to the approval of such person for admission as a Member of the Company by the Members of the Company who may grant or withhold such consent in their absolute discretion. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, the Company shall issue to the holder hereof or his permitted assignee a new Warrant Certificate evidencing the number of Warrants not exercised. No cash dividend shall be paid to a holder of Warrants Shares issuable upon the exercise of Warrants unless such holder was, as of the record date for the declaration of such dividend, the record holder of such Warrant Shares.

    No Warrant may be exercised after the Expiration Date, and to the extent not exercised by such time, such Warrants shall become void. The Company shall give notice of expiration not less than 90 nor more than 120 days prior to the Expiration Date to the registered holders of the then outstanding Warrants; provided, however, that if the Company fails to give such notice, the Warrants shall still terminate and become void on the Expiration Date.

    SECTION 3. REGISTRATION OF TRANSFER AND EXCHANGE. The Company and its agents may deem and treat the registered holder(s) of this Warrant Certificate as the absolute owner(s) hereof (notwithstanding any notation of ownership or other writing hereon made by anyone), for all purposes, and neither the Company nor its agents shall be affected by any notice to the contrary.

    References herein to "Warrant holder(s)" or "holders of the Warrant Certificates" means in each case registered holders of Warrant Certificates.

    Subject to the restrictions on transfer referred to in the Legend on page 1 of this Warrant Certificate, Warrant Certificates, when surrendered at the office maintained by the Company for such purpose by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be presented for exchange or registration of transfer without payment of any service charge (except for stamp or any other governmental tax or charge that may be imposed in connection with any such transfer or exchange), for another Warrant Certificate or Warrant Certificates representing a like tenor executed by the Company in the aggregate a like number of Warrants.

    Every Warrant Certificate surrendered for registration of transfer or exchange shall (if so required by the Company) be duly endorsed, or be accompanied by a written instrument of transfer in any form satisfactory to the Company, duly executed by the Warrant holder or his attorney duly authorized in writing (with, in the case of transfer and if requested by the Company, such signature guaranteed by an eligible guarantor institution).

    All Warrant Certificates issued upon any registration of transfer or exchange of Warrant certificates shall be the valid obligations of the Company, evidencing the same obligations, and entitled to the same benefits under this Certificate, as the Warrant Certificates surrendered for such registration of transfer or exchange, except for the limitation on right of exercise set forth in the third sentence of Section 1.

    SECTION 4. RETIREMENT OF WARRANTS. The Company may purchase Warrants. Any Warrants purchased by the Company may be retired by cancellation of such Warrants and appropriate notation thereof in the Company's register.

    SECTION 5. PAYMENT OF TAXES. The Company will pay all taxes and other governmental charges attributable to the initial issuance of Class 1 Interests upon the exercise of Warrants; provided, however, that the Company shall not be required to pay any such taxes or charges which may be payable in respect of any transfer involved in the issue of any Warrant Certificates or any certificates for Class 1 Interests in a name other than that of the registered holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such Warrant Certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such taxes or charges or shall have established to the satisfaction of the Company that such taxes or charges have been paid.

    SECTION 6. MUTILATED OR MISSING WARRANT CERTIFICATES. In case this Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Company may in its discretion issue, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant

Certificate of like tenor and representing an equivalent number of Warrants, but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction for such Warrant Certificate and indemnity and security therefor, if requested, also satisfactory to the Company. Applicants for such substitute Warrant Certificates shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

    SECTION 7. RESERVATIONS OF WARRANT SHARES. The Company (i) shall at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Class 1 Interests, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of Warrants, the maximum number of Class 1 Interests which would then be deliverable upon the exercise of all outstanding Warrants if all such outstanding Warrants were then exercisable and (ii) shall not take any action which results in any adjustment of the Exercise Rate if the total number of Warrant Shares would exceed the total number of Class 1 Interests then authorized by the Company's certificate of incorporation and available for the purpose of issue upon such exercise.

    The transfer agent for the Class 1 Interests (which may be the Company if it is acting as transfer agent) (the "Transfer Agent") and every subsequent transfer agent for any interests of the Company issuable upon the exercise of any of the rights of purchase aforesaid will be irrevocably authorized and directed at all times to reserve such number of authorized interests as shall be required for such purpose.

    The Company covenants that all Warrant Shares which may be issued upon exercise of Warrants will, upon payment of the Exercise Price and issuance, by duly and validly issued, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issue thereof; provided, however, that Warrant Shares will not be transferrable for a period of five years from the original date of the issue thereof and will bear a legend to that effect.

    SECTION 8. ADJUSTMENT OF WARRANT SHARES ISSUABLE. The Warrants represented by this Warrant Certificate will initially be exercisable by the holder thereof to purchase one Class 1 Interest at $.01 per interest. The number of Warrant Shares that may be purchased upon the exercise of each Warrant (the "Exercise Rate") will be subject to adjustment from time to time upon the occurrence of the events enumerated in this Section 8. For purposes of this Section 8, "Class 1 Interests" means the Class 1 Interests and any other interests in the Company for which the Warrants may be exercised and where, as a result of this definition, the term refers to more than one class of interests, the adjustment provisions of this Section 8 shall be equitably adjusted to achieve as nearly as practicable the intended result as evidenced by the text of such adjustment provisions.

    (a)      Adjustments for Change in Class 1 Interests.

    If at any time after March 1, 1996 the Company:

    (1) pays a dividend or makes a distribution on its Class 1 Interests in Class 1 Interests;

    (2) subdivides its outstanding Class 1 Interests into a greater number of Class 1 Interests;

    (3) combines its outstanding Class 1 Interests into a smaller number of Class 1 Interests;

    (4) pays a dividend or makes a distribution on its Class 1 Interests in interests other than Class 1 Interests; or

    (5) issues by reclassification of its Class 1 Interests any of its other interests;

then the Exercise Rate in effect immediately prior to such action shall be proportionately adjusted so that the holder of any Warrant thereafter exercised may receive the aggregate number and kind of shares of, or interests in, the Company which such holder would have owned immediately following such action if such Warrant had been exercised immediately prior to such action.

    The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

    If after an adjustment and upon exercise of a Warrant the holder may receive two or more classes of interests in the Company, the Company shall determine the allocation of the adjusted Exercise Price between the classes. Notwithstanding any other provision hereof, the Exercise Price with respect to the issuance of any Warrant Share shall not be less than $.01 per share. After such allocation, the exercise privilege and the Exercise Rate with respect to each class of interests shall thereafter be subject to adjustment on terms comparable to those applicable to Class 1 Interests in this Section 8.

    Such adjustment shall be made successively whenever any event listed above occurs.

    (b)      Adjustment for Rights Issue.

    If the Company distributes any rights, options or warrants to all holders of its Class 1 Interests entitling them for a period expiring within 60 days after the record date mentioned below to purchase Class 1 Interests or securities convertible into, or exchangeable or exercisable for, Class 1 Interests at a price per interest less than the Current Market Value (as defined in subsection (d)) per interest as of the Time of Determination (as defined in subsection (d)), the Exercise Rate shall be adjusted in accordance with the formula:

             E'  =  E  x   O + N
                         -----------
                                                 N x P
                                                 -----
                                         O    +    M

where:

E'  =        the adjusted Exercise Rate.

E   =        the current Exercise Rate.

O   =        the number of Class 1 Interests outstanding on the record date.

N   =        the number of additional Class 1 Interests offered.

P   =        the offering price per additional Class 1 Interests.

M   =        the Current Market Value per interest (as defined in Subsection
             (d)).

    The adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive the rights, warrants or options to which this subsection (b) applies. To the extent that Class 1 Interests are not delivered after the expiration of such rights or warrants, the Exercise Rate shall be readjusted to the Exercise Rate which would otherwise be in effect had the adjustment made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of Class 1 Interests actually delivered. In the event that such rights or warrants are not so issued, the Exercise Rate shall again be adjusted to be the Exercise Rate which would then be in effect if such date fixed for determination of holders entitled to receive such rights or warrants had not been so fixed.

    No adjustment shall be made under this subsection (b) if the application of the formula stated above in this subsection (b) would result in a value of E' that is lower than the value of E.
    (c)      Adjustment for Other Distributions.

    If the Company distributes to all holders of its Class 1 Interests any of its assets, debt securities or any rights, options or warrants to purchase debt securities, assets or other interests in or securities of the Company (including securities or cash, but excluding (1) distributions of Class 1 Membership Interests or interests referred to in subsection (a) and distributions of rights, warrants or options referred to in subsection (b) and
(2) cash dividends or other cash distributions that are paid out of current or accumulated earnings), the Exercise Rate shall be adjusted in accordance with the formula:

             E'  =  E  x   M
                         -----
                            M-F
where:

E'  =        the adjusted Exercise Rate.

E   =        the current Exercise Rate.

M   =        the Current Market Value per Class 1 Interest on the record date for the determination of holders entitled to receive the distribution.

F   =        the fair market value (as determined by the Board of Directors whose determination shall be conclusive) of the assets, securities, interests, rights or warrants applicable to one Class
             1 Interest as of the Time of Determination for the determination of holders entitled to receive the distribution.

    The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of holders entitled to receive the distribution.

    The Company shall give the Warrant holders at least 10 days notice of a record date for any dividend payment or other distribution on the Class 1 Interests.

    (d)      Current Market Value; Time of Determination.

    "Current Market Value" per Class 1 Interest or any other interest or security at any date means, on any date of determination the average of the Closing Prices of the Class 1 Interests (or such interest or security) for the 20 consecutive Business Days selected by the Board of Directors commencing no more than 30 Business Days before and ending no later than the day before the day in question; provided that, in the case of clause (c), if the period between the date of the public announcement of the dividend or distribution and the date for the